SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CBIZ, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:

CBIZ, INC.
6050 Oak Tree Boulevard South, Suite 500
Cleveland, OH 44131

April 9, 2007

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of CBIZ, Inc., which will be held on Thursday, May 17, 2007, at 11:00 a.m. EDT, at Park Center Plaza I located at 6100 Oak Tree Boulevard South, Lower Level, Cleveland, Ohio 44131.

The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

We encourage your participation at this meeting. Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please review the proxy statement and sign, date and return your proxy card in the enclosed envelope as soon as possible. Alternatively, you may vote via Internet or by telephone in accordance with the procedures set out on the proxy card.

If you attend the meeting and prefer to vote in person, your proxy card can be revoked at your request.

We appreciate your confidence in CBIZ, Inc. and look forward to the chance to visit with you at the meeting.

Very truly yours,

CBIZ, INC.

Steven L. Gerard, Chairman of the Board

CBIZ, INC.
6050 Oak Tree Boulevard South, Suite 500
Cleveland, Ohio 44131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2007

TO THE STOCKHOLDERS OF CBIZ, INC.:

The Annual Meeting of Stockholders of CBIZ, Inc. will be held on May 17, 2007, at 11:00 a.m. EDT, at Park Center Plaza I located at 6100 Oak Tree Boulevard South, Lower Level, Cleveland, Ohio 44131, for the following purposes:

1.	To elect two (2) of a class of two (2) Directors to the Board of Directors of CBIZ with terms expiring at the Annual Meeting in 2010;

2.	To approve the 2007 Employee Stock Purchase Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record on March 23, 2007 will be entitled to vote at the meeting. This notice and proxy statement, a proxy and voting instruction card, and the 2006 Annual Report are being distributed on or about April 9, 2007.

You are cordially invited to attend the Annual Meeting. Your vote is important. Whether or not you expect to attend in person, you are urged to sign, date and mail the enclosed proxy card as soon as possible so that your shares may be represented and voted. The envelope enclosed requires no postage if mailed within the United States. If you attend the meeting and prefer to vote in person, your proxy card can be revoked at your request. Alternatively, you may vote via Internet or by telephone in accordance with the procedures set out on the proxy card.

By Order of the Board of Directors,

Michael W. Gleespen, Corporate Secretary

Cleveland, Ohio
April 9, 2007

PLEASE SIGN AND DATE THE ENCLOSED PROXY
AND RETURN IT IN THE ACCOMPANYING ENVELOPE,
OR VOTE BY INTERNET OR TELEPHONE AS SOON AS POSSIBLE

CBIZ, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation by the Board of Directors of CBIZ, Inc. (“CBIZ” or “the Company”) of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 17, 2007, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The mailing of this proxy statement and accompanying form of proxy to stockholders will commence on or about April 9, 2007.

VOTING RIGHTS AND SOLICITATION

Shares represented by properly executed proxies received on behalf of CBIZ will be voted at the meeting in the manner specified therein. If no instructions are specified in a proxy returned to CBIZ, the shares represented thereby will be voted in favor of the election of the directors listed in the enclosed proxy, and in favor of the 2007 Employee Stock Purchase Plan. Any proxy may be revoked by the person giving it at any time prior to being voted by attendance at the meeting or submitting a subsequently signed and dated proxy.

Mr. Joseph S. DiMartino and Mr. Donald V. Weir are designated as proxy holders in the proxy card. They will vote for the election as directors of Messrs. Steven L. Gerard and Rick L. Burdick, who have been nominated by the Board of Directors. They also will vote for the adoption of the 2007 CBIZ, Inc. Employee Stock Purchase Plan. If any other matters are properly presented at the Annual Meeting for consideration, the proxy holders will have discretion to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters to be presented at the meeting.

The Board of Directors established March 23, 2007 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, CBIZ had 66,050,326 shares of voting common stock issued and outstanding. The common stock is the only class of capital stock CBIZ has outstanding. Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter presented. The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business. Abstentions are counted in tabulations, but not as an affirmative vote, of the votes cast on proposals presented to stockholders. Broker non-votes, on the other hand, are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of the holders of a majority of the votes cast at the meeting, whether in person or represented by proxy, is necessary for the election of directors, approval of the 2007 Employee Stock Purchase Plan, and action on such other business as may properly come before the meeting.

ELECTION OF DIRECTORS
Proposal No. 1 (Item 1 on Proxy Card)

CBIZ’s Certificate of Incorporation divides the Board of Directors into three classes of directors, with one class to be elected for a three-year term at each annual meeting of stockholders. The Board of Directors currently consists of eight members, with two members’ terms expiring at this Annual Meeting. If elected at the Annual Meeting, the nominees listed below will serve until the Annual Meeting of Stockholders in 2010, or until their successors are duly elected and qualified. All other directors will continue as such for the term to which they were elected. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of another person as may be nominated by the Board of Directors.

The Board, upon nomination by the Nominating and Governance Committee, recommends a vote “FOR” approval of the Directors Standing for Election listed below.

Directors Standing for Election

			Expiration of
			Proposed
Name	Age	Since	Term

Rick L. Burdick	55	1997	2010
Steven L. Gerard	61	2000	2010

Directors Whose Terms Continue

			Expiration of
Name	Age	Since	Current Term

Michael H. DeGroote	46	2006	2009
Joseph S. DiMartino	63	1997	2008
Harve A. Ferrill	74	1996	2009
Richard C. Rochon	49	1996	2008
Todd J. Slotkin	54	2003	2009
Donald V. Weir	65	2003	2008

Set forth below is biographical information for the individuals nominated to serve as directors and each person whose term of office as a director will continue after the Annual Meeting.

Nominees For Directors

Rick L. Burdick has served as a Director of CBIZ since October 1997, when he was elected as an independent director. In October 2002, he was elected by the Board as Vice Chairman, a non-officer position. Mr. Burdick has been a partner at the law firm of Akin Gump Strauss Hauer & Feld LLP since April 1988. Mr. Burdick serves on the Board of Directors of AutoNation, Inc.

Steven L. Gerard was elected by the Board to serve as its Chairman in October 2002. He was appointed Chief Executive Officer and Director in October, 2000. Mr. Gerard was Chairman and CEO of Great Point Capital, Inc., a provider of operational and advisory services from 1997 to October 2000. From 1991 to 1997, he was Chairman and CEO of Triangle Wire & Cable, Inc. and its successor Ocean View Capital, Inc. Mr. Gerard’s prior experience includes 16 years with Citibank, N.A. in various senior corporate finance and banking positions. Further, Mr. Gerard served seven years with the American Stock Exchange, where he last served as Vice President of the Securities Division. Mr. Gerard also serves on the Boards of Directors of Lennar Corporation and Joy Global, Inc.

Continuing Directors

Harve A. Ferrill has served as a Director of CBIZ since October 1996, when he was elected as an independent director. Mr. Ferrill served as Chief Executive Officer and Chairman of Advance Ross Corporation, a company that provides tax refunding services, from 1992 to 1996. Mr. Ferrill served as President of Advance Ross Corporation from 1990 to 1992.

Michael H. DeGroote, son of CBIZ, Inc. founder Michael G. DeGroote, was appointed to Director of CBIZ, Inc. in November, 2006. Mr. DeGroote currently serves as President of Westbury International, a full-service real estate development Company specializing in commercial/industrial land, residential development and property management. Prior to joining Westbury, Mr. DeGroote was Vice President of MGD Holdings and previously held a management position with Cooper Corporation. Mr. DeGroote serves on the Board of Governors of McMaster University in Hamilton, Ontario.

Todd Slotkin has served as a Director of CBIZ since September 2, 2003, when he was elected as an independent director. In December 2006 Mr. Slotkin was appointed a Managing Director of IXIS Capital Markets. Prior to joining IXIS Capital Markets, from 1992 to 1998 he served as SVP of MacAndrews & Forbes Holdings, and was EVP and CFO of publicly owned M&F Worldwide from 1999 to 2006. Prior to 1992, Mr. Slotkin spent 17 years with Citicorp, ultimately serving as senior managing director and senior credit officer. Mr. Slotkin serves on the Board of Managers of Spectaguard, formerly served as director of CalFed Bank, formerly served as director of TransTech Pharma from 1999-2006, and is Chairman and co-founder of the Food Allergy Initiative.

Joseph S. DiMartino has served as a Director of CBIZ since November 1997, when he was elected as an independent director. Mr. DiMartino has been Chairman of the Board of the Dreyfus Family of Funds since January 1995. Mr. DiMartino served as President, Chief Operating Officer and Director of The Dreyfus Corporation from October 1982 until December 1994 and also served as a director of Mellon Bank Corporation. Mr. DiMartino also serves on the Board of Directors of The Newark Group, the Muscular Dystrophy Association, and SunAir Services, Inc.

Richard C. Rochon has served as a Director of CBIZ since October 1996, when he was elected as an independent director. Mr. Rochon is Chairman and Chief Executive Officer of Royal Palm Capital Partners, a private investment and management firm that he founded in March 2002. From 1985 to February 2002 Mr. Rochon served in various capacities with, and most recent as President of, Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga. Mr. Rochon has also served as a director of, and is currently Chairman of, Devcon International a provider of electronic security services since July 2004. Additionally, Mr. Rochon has been a director of, and is currently Chairman of, SunAir Services, Inc., a provider of pest-control and lawn care services since February 2005. Mr. Rochon was a director of Bancshares of Florida, a full-service commercial bank from 2002 until February 2007. In September 2005 Mr. Rochon became Chairman and CEO of Coconut Palm Acquisition Corp., a newly organized blank check company. Mr. Rochon was also employed as a certified public accountant by the public accounting firm of Coopers and Lybrand from 1979 to 1985. Mr. Rochon received his B.S. in accounting from Binghamton University in 1979 and Certified Public Accounting designation in 1981.

Donald V. Weir has served as a Director of CBIZ since September 2, 2003, when he was elected as an independent director. Mr. Weir is Vice President of Private Equity for Sanders Morris Harris Group Inc. and has been with SMHG for the past five years. Prior to this Mr. Weir was CFO and director of publicly-held Deeptech International and two of its subsidiaries, Tatham Offshore and Leviathan Gas Pipeline Company, the latter of which was a publicly — held company. Prior to his employment with Deeptech, Mr. Weir worked for eight years with Sugar Bowl Gas Corporation, as Controller and Treasurer and later in a consulting capacity. Mr. Weir was associated with Price Waterhouse, an international accounting firm, from 1966 to 1979.

APPROVAL OF THE 2007 EMPLOYEE STOCK PURCHASE PLAN
Proposal No. 2 (Item 2 on Proxy Card)

Introduction

At the annual meeting, stockholders will be asked to approve our 2007 Employee Stock Purchase Plan (the “Stock Purchase Plan”). The purpose of the Stock Purchase Plan is to encourage wider ownership of our common stock by our employees by providing them with a convenient means to acquire stock at a discount through payroll deductions, to provide an incentive for continued employment, and to align their interests with those of the Company’s stockholders. While the Board is aware of and has considered the potential dilutive effect of purchases under the plan, it also recognizes the performance and motivational benefits of providing employees the opportunity to acquire an equity interest in the Company at a discount to prevailing market prices.

The Stock Purchase Plan offers any employee of the Company or its present or future subsidiaries whose customary employment is for more than five months per calendar year and for more than twenty hours per week (the “Eligible Employees”) the opportunity to acquire a stock ownership interest in the Company through periodic payroll deductions applied towards the purchase of shares of our common stock at a discount from the then-current market price. As of February 28, 2007 we had approximately 4,770 Eligible Employees. Directors of the Company are not eligible to participate in the Stock Purchase Plan, nor are any employees who own, or would acquire through participation in the plan, more than 5% of the total combined voting power or value of our capital stock.

The following is a summary of the principal features of the Stock Purchase Plan. This summary is qualified in all respects by reference to the full text of the Stock Purchase Plan, which is attached hereto as Appendix A.

Summary of the Stock Purchase Plan

The Stock Purchase Plan provides that a maximum of 1,000,000 shares of common stock may be offered. All shares purchased under the Stock Purchase Plan will be drawn from the Company’s common stock held in treasury or shares the Company has reacquired in the open market or otherwise. Shares of common stock are offered under the Stock Purchase Plan through a series of consecutive offering periods, each with a maximum duration of twenty-seven months (each, a “Purchase Period”). We expect to open Purchase Periods from time to time as is necessary to make shares of common stock available for purchase. Such Purchase Periods will generally be from the 16th of each calendar month (the “Grant Date”) until the 15th of the following month (the “Expiration Date”). Purchases occur on the last day of each Purchase Period.

Any individual who on the day preceding the first day of a Purchase Period qualifies as an Eligible Employee may participate in the Purchase Period. The plan administrator will determine the price at which the employee may purchase the common stock for each Purchase Period, but in no event will the purchase price be less than 85% of the “Fair Market Value” of our common stock on the purchase date, which is equal to the closing per share sales price of our stock on any national securities exchange listing our common stock for the immediately preceding date (the “Offering Price”). An Eligible Employee may elect to have his or her compensation withheld for the purpose of purchasing common stock under the Stock Purchase Plan, but the plan administrator reserves the right to limit the maximum amount of stock an Eligible Employee may purchase, and in no event may any employee purchase more than $25,000 worth of stock (determined using the Fair Market Value of such stock at the time such right is granted) for each calendar year in which a purchase right is outstanding. As of the last day of each Purchase Period, each participant is deemed to have elected to purchase that whole number of shares determined by dividing the amount of the participant’s compensation withheld during the Purchase Period by the applicable purchase price.

All Eligible Employees will be offered the opportunity to enroll prior to the initial Purchase Period under the Stock Purchase Plan. Once enrolled in the Stock Purchase Plan, unless the participant elects to withdraw from the Stock Purchase Plan prior to the end of a Purchase Period or discontinues payroll deductions to the Stock Purchase Plan, each participant who continues to be employed as an employee by the Company as of the end of a Purchase Period is deemed to have exercised the right to purchase and purchased on such date the number of shares as may be purchased with the amount of his or her payroll deductions at the Offering Price, or a lesser amount if certain limitations provided in the Stock Purchase Plan are triggered.

The Company will establish and maintain a separate account for each participant. All payroll deductions that are credited to a participant’s account under the Stock Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

The Board may at any time amend, suspend or terminate the Stock Purchase Plan. If approved by our stockholders, the Stock Purchase Plan will continue in effect until June 30, 2012, unless terminated at an earlier time by the Board. If the Stock Purchase Plan is approved, the Board intends to terminate the Company’s current employee stock purchase plan.

The Stock Purchase Plan is administered by the Board or any committee of the Board that the Board has designated to administer the plan. The Board currently expects that it will delegate authority to the Compensation Committee regarding the administration and interpretation of the Stock Purchase Plan. All costs and expenses incurred in the Stock Purchase Plan’s administration are paid by the Company.

Summary of Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences of participation in the Stock Purchase Plan. State and local taxes, which may vary from locality to locality, are not discussed. The Stock Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), which provides that the employee does not have to pay federal income tax with respect to shares purchased under the Stock Purchase Plan until he or she sells the shares. The Company is not entitled to an income tax deduction with respect to employee purchases of shares under the Stock Purchase Plan.

If the employee has owned the shares for more than one year and sells or otherwise disposes of them at least two years after the day the offering commenced, or if the employee dies (whenever occurring) while owning such shares, the employee will recognize ordinary income for the year of sale or disposition equal to the lesser of (i) the difference between the Fair Market Value of the shares on the date the offering commenced over the Offering Price, computed as if such date had been the date of purchase or (ii) the difference between the Fair Market Value on the date of disposition over the Offering Price. Any additional gain upon the sale or disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such sale or disposition.

If an employee sells or otherwise disposes of the shares before he or she has owned them for more than one year or before the expiration of a two-year period commencing on the day the offering commenced, that employee will recognize ordinary income in the year of sale or disposition equal to the amount of the difference between the Offering Price and the Fair Market Value of the shares on the date of purchase, and the Company will receive an income tax deduction for the same amount for the taxable year in which such disposition occurs. Any additional gain or loss recognized on the sale or disposition of the stock will be short-term or long-term capital gain or loss, depending on how long the employee owned the stock. Shares purchased under the Stock Purchase Plan will not be subject to resale until they have been held for at least one year after the date of purchase. This restriction will be lifted upon any tender offer made by the Company for more than 15% of the Company’s outstanding shares or upon any “Change in Control” as defined in the Stock Purchase Plan.

New Plan Benefits

Participation in the Stock Purchase Plan is entirely within the discretion of the Eligible Employees of the Company. As a result, the Company cannot forecast the extent of future participation. Therefore, the Company has omitted tabular disclosure of the benefits or amounts allocated under the Stock Purchase Plan.

Required Vote

Approval of the Stock Purchase Plan requires the affirmative vote of a majority of the shares present and voting at the annual meeting in person or by proxy.

The Board recommends a vote “FOR” approval of the 2007 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of CBIZ common stock as of February 28, 2007, by (1) each person known by CBIZ to own beneficially 5% or more of CBIZ’s common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table (see “Executive Compensation”) and (4) all directors and executive officers of CBIZ as a group. The Company does not require directors or executive officers to hold a minimum number of shares in order to qualify for service as a director or executive officer.

	Amount and
	Nature of
Name and Address	Beneficial		Percent
of Beneficial Owner[1]	Ownership[2]		of Class

Michael G. DeGroote[3]	15,308,238	[4]	23.01%
Barclays Global Investors, NA & Barclays Global Fund Advisors	4,292,209	[5]	6.45%
Dimensional Fund Advisors Inc.	3,901,969	[6]	5.86%
Cardinal Capital Management LLC	3,605,319	[7]	5.42%
Steven L. Gerard	774,815	[8]	1.16%
Rick L. Burdick	125,175	[9]	*
Michael H. DeGroote	169,000	[10]	*
Joseph S. DiMartino	65,000	[11]	*
Harve A. Ferrill	37,500	[12]	*
Richard C. Rochon	28,500	[13]	*
Todd J. Slotkin	70,000	[14]	*
Donald V. Weir	70,000	[15]	*
Jerome P. Grisko, Jr.	300,751	[16]	*
Ware H. Grove	176,775	[17]	*
Leonard Miller	194,144	[18]	*
Robert O’Byrne	545,996	[19]	*
All directors and executive officers as a group (12 persons)	2,557,656		3.84%
Total Shares Outstanding: 66,536,493

*	Represents less than 1% of total number of outstanding shares.

(1)	Except as otherwise indicated in the notes below, the mailing address of each entity, individual or group named in the table is 6050 Oak Tree Boulevard, South, Suite 500, Cleveland, Ohio 44131, and each person named has sole voting and investment power with respect to the shares of common stock beneficially owned by such person.

(2)	Share amounts and percentages shown for each person in the table may include shares purchased in the marketplace, restricted shares, and shares of common stock that are not outstanding but may be acquired upon exercise of those options exercisable within 60 days of March 23, 2007, the Record Date for the 2007 Annual Meeting. All restricted shares may be voted by the recipient upon award, but restrictions do not immediately lapse; unrestricted ownership of restricted stock occurs only upon the lapse of restrictions.

(3)	Mr. Michael G. DeGroote beneficially owns his shares of common stock through Westbury (Bermuda) Ltd., a Bermuda corporation controlled by him. Westbury (Bermuda) Ltd. is located at Victoria Hall, 11 Victoria Street, P. O. Box HM 1065, Hamilton, HMEX Bermuda.

(4)	Consists of 15,308,238 shares of common stock owned of record by Westbury (Bermuda) Ltd.

(5)	Barclays Global Investors, NA maintains sole dispositive power over 3,455,569 shares, and Barclays Global Fund Advisors maintains sole dispositive power over 836,640 shares of common stock, as reported in the holders’ Schedule 13G filed January 23, 2007. The principal address of both holders is 45 Fremont Street, San Francisco, CA 94105.

(6)	The principal address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11 Floor, Santa Monica, CA 90401. Holding is dated December 31, 2006 as reported in holder’s Schedule 13G/A filed February 9, 2007.

(7)	The principal address of Cardinal Capital Management, LLC is One Greenwich Office Park, Greenwich, CT 06831. Holding is dated December 31, 2006 as reported in holder’s Schedule 13G/A filed February 8, 2007.

(8)	Consists of 481,065 shares of common stock owned of record by Mr. Gerard, including 32,000 shares of restricted stock; and options to purchase 293,750 shares of common stock granted to Mr. Gerard under the Amended and Restated CBIZ, Inc. 2002 Stock Incentive Plan (the “CBIZ Option Plan”). This individual has pledged no shares as security.

(9)	Consists of 40,175 shares of common stock owned of record by Mr. Burdick, including 10,500 shares of restricted stock; and options to purchase 85,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(10)	Consists of 112,000 shares of common stock held in a fixed irrevocable trust; 7,000 shares of restricted stock; and options to purchase 50,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(11)	Consists of 55,000 shares of common stock owned of record by Mr. DiMartino, including 10,500 shares of restricted stock; and options to purchase 10,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(12)	Consists of 27,500 shares of common stock owned of record by The Harve A. Ferrill Trust U/A 12/31/69 — including 10,500 shares of restricted stock; and options to purchase 10,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(13)	Consists of 8,000 shares of common stock; 10,500 shares of restricted stock; and options to purchase 10,000 shares of common stock granted to Mr. Rochon under the CBIZ Option Plan. This individual has pledged no shares as security.

(14)	Consists of options to purchase 50,000 shares of common stock granted to Mr. Slotkin under the CBIZ Option Plan; 9,500 shares of common stock; and 10,500 shares of restricted stock. This individual has pledged no shares as security.

(15)	Consists of options to purchase 50,000 shares of common stock granted to Mr. Weir under the CBIZ Option Plan; 9,500 shares of common stock; and 10,500 shares of restricted stock. This individual has pledged no shares as security.

(16)	Consists of 145,001 shares of common stock owned of record by Mr. Grisko, including 25,000 shares of restricted stock; and options to purchase 155,750 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(17)	Consists of 61,775 shares of common stock owned of record by Mr. Grove including 21,000 shares of restricted stock; and options to purchase 115,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(18)	Consists of 49,144 shares of common stock owned directly or indirectly by Mr. Miller or by the Miller Family Partnership, 21,000 shares of restricted stock; and options to purchase 124,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

(19)	Consists of 358,986 shares of common stock owned of record by Mr. O’Byrne; 21,000 shares of restricted stock; 42,010 shares of common stock held by MRCP, L.C., a Missouri Limited Company in which Mr. O’Byrne has a 25% interest; and options to purchase 124,000 shares of common stock granted under the CBIZ Option Plan. This individual has pledged no shares as security.

Directors’ Meetings and Committees of The Board of Directors

The Board of Directors conducted four regular meetings during 2006. In addition, there was one unanimous written consent in lieu of a meeting of the Board of Directors, dated April 10, 2006. Each director attended in person at least 75% of the aggregate of all meetings of the Board and Committees of the Board, in accordance with the Company’s expectations. The Company does not have a formal policy regarding directors’ attendance at annual stockholders meetings. Nevertheless, the Company strongly encourages and prefers that directors attend regular and special board meetings as well as the annual meeting of stockholders in person, although attendance by teleconference is considered adequate. The Company recognizes that attendance of the Board members at all meetings may not be possible, and excuses absences for good cause.

Independent Directors’ Meetings

In addition to the meetings of the committees of the Board of Directors summarized above, our Independent Directors met four times in executive session during fiscal 2006. The Company’s Vice Chairman, Mr. Burdick, was elected chair of these meetings at the inception of each executive session.

Communication with the Board of Directors

Security holders are permitted to communicate with the members of the Board by forwarding written communications to the CBIZ Corporate Secretary at the company’s headquarters in Cleveland. The Corporate Secretary will present all communications, as received and without screening, to the Board at its next regularly scheduled meeting. This same method may be used by interested parties to contact Mr. Burdick, the Company’s Vice Chairman, in his capacity as presiding director over the meetings of the Independent Directors, as well as to contact the Non-Employee Directors.

Committees of the Board of Directors

The Board of Directors has appointed an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Executive Management Committee, all of which were active during 2006. The Board of Directors has determined that all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee meet the definition of “independent director” set forth in Rule 303A of the NYSE Listed Company Manual. The following is a description of the committees of the Board of Directors:

The members of the Audit Committee are Messrs. Ferrill, Rochon, and Weir (Chairman). CBIZ’s Board of Directors has determined that the Audit Committee members meet the independence standards set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. In addition, the Board has determined that Mr. Rochon and Mr. Weir are “audit committee financial experts,” as that term is defined by the rules and regulations of the Securities and Exchange Commission (the “SEC”), and meet the financial sophistication requirements of the NYSE. The Audit Committee conducted four regular meetings and seven special telephonic meetings during 2006. In addition, the Committee acted through one Action in Writing in Lieu of a Meeting of the Audit Committee. The Audit Committee appoints the Company’s independent registered public accounting firm (“independent accountant” or “independent auditor”) and reviews issues raised by the independent accountants as to the scope of their audit and their audit report, including questions and recommendations that arise relating to CBIZ’s internal accounting and auditing control procedures. The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which is available on the Investor Relations page of the Company’s website, www.cbiz.com, or by writing to us at Attention: Investor Relations Department, 6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131.

The members of the Compensation Committee are Messrs. DiMartino (Chairman), Rochon and Slotkin. The Compensation Committee conducted four regular meetings and one special telephonic meeting during 2006. In addition, the Committee acted through one Action in Writing in Lieu of a Meeting of the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to compensation of CBIZ’s executive officers, including salary, bonus and benefits. The Compensation Committee also administers CBIZ’s incentive-compensation plans and equity-based plans. The Charter of the Compensation Committee is available on the Investor Relations page of the Company’s website, www.cbiz.com, or by writing to us at Attention: Investor Relations Department, 6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131.

The Compensation Committee was established to: (a) review and approve the Company’s stated compensation philosophy, strategy and structure and assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) discharge the Board’s responsibilities relating to compensation of the executive officers of the Company and its subsidiaries; (c) evaluate the Company’s Chief Executive Officer and set his or her remuneration package; (d) evaluate the other executive officers of the Company and its senior management and set their remuneration packages; (e) prepare an annual report on executive compensation for inclusion in the Company’s annual proxy statement; (f) make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and (g) perform such other functions as the Board may from time to time assign to the Committee. The Committee may delegate to its Chairman, any member of the Committee, any member of senior management or any external consultant of the Committee any task or duty the Committee deems necessary to assist it in accomplishing its obligations under law and its Charter. Any final action taken to fulfill these obligations, however, is only permitted upon majority vote of the Committee members themselves. The Compensation Committee requests that the Chief Executive Officer make recommendations regarding the amount or form of executive and director compensation annually, or more often as the CEO or the Committee deems necessary throughout each year. The Committee is free to hire any advisors or consultants, including compensation consultants, as it may deem necessary or advisable at any time. The Committee and Management jointly consulted with Hewitt Associates LLC to perform compensation studies in 2002, 2004 and 2006, and as otherwise needed throughout the period since 2006, to assist CBIZ in determining whether or not the short-term and long-term compensation elements awarded to the executive officers, senior management, and directors approached market competitive levels.

Compensation Committee Interlocks and Insider Participation.  None of the members of the Compensation Committee during 2006 and continuing through 2007 is or has been an officer or employee of CBIZ. There are no compensation committee interlock relationships with respect to CBIZ.

The members of the Nominating and Governance Committee are Messrs. Burdick (Chairman), DiMartino, Ferrill, Rochon, Slotkin and Weir, as well as Mr. DeGroote, who joined the Committee in 2006. No candidates were recommended by beneficial owners of more than 5% of the company’s voting common stock within the last year. The Committee conducted one regular meeting and two special meetings in 2006. In addition, the Committee acted through one Action in Writing in Lieu of a Meeting of the Nominating and Governance Committee. The Committee was formed to propose and recommend candidates for the Board, review the continued suitability of directors following changes in their employment situations, review Board committee responsibilities and composition, review the effectiveness of the Board and of Company management, and to monitor the Company’s corporate governance policies and practices. The Committee’s Charter is available on the Investor Relations page of the Company’s website, www.cbiz.com, or by writing to us at Attention: Investor Relations Department, 6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131

The Nominating and Governance Committee’s process for identifying and evaluating candidates to be nominated as directors consists of reviewing with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition; conducting candidate searches and inquiries; recommending to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen the Board; and selecting appropriate candidates for nomination. The Nominating and Governance Committee and the Board have determined that a director should have the following characteristics: (1) the ability to comprehend the strategic goals of the Company and to help guide the Company towards the accomplishment of those goals; (2) a history of conducting his/her personal and professional affairs with the utmost integrity and observing the highest standards of values, character and ethics; (3) the availability for in-person or telephonic participation in Board or Committee meetings, as well as the Annual Meeting of stockholders; (4) the willingness to demand that the Company’s officers and employees insist upon honest and ethical conduct throughout the Company; (5) knowledge of, and experience with regard to at least some of: loans and securities, including any lending and financing activities related thereto, public company regulations imposed by the Securities and Exchange Commission and the NYSE, amongst others, portfolio and risk management, the major geographic locations within which the Company operates, sound business practices, accounting and financial reporting, and one or more of the principal lines of business in which the

Company is engaged; and, (6) the ability to satisfy criteria for independence established by the Securities and Exchange Commission and the NYSE, as they may be amended from time to time.

The Nominating and Governance Committee will consider any candidate recommended by a stockholder, provided that the stockholder mails a recommendation to the Corporate Secretary at the Company’s Headquarters, prior to the deadline for Stockholder Proposals, that contains the following: (1) the recommending stockholder’s name and contact information; (2) the candidate’s name and contact information; (3) a brief description of the candidate’s background and qualifications; (4) the reasons why the recommending stockholder believes the candidate would be well suited for the Board; (5) a statement by the candidate that the candidate is willing and able to serve on the Board; (6) a statement by the recommending stockholder that the candidate meets the criteria established by the Board; and, (7) a brief description of the recommending stockholder’s ownership of common stock of the Company and the term during which such shares have been held. In making its discretionary determination whether to nominate a candidate who had been recommended by a stockholder, the Nominating and Governance Committee will consider, among other things, (a) the appropriateness of adding another director to the Board, or of replacing a currently sitting director, (b) the candidate’s background and qualifications, and other facts and circumstances identified in the Committee’s Charter.

The members of the Executive Management Committee are Messrs. Burdick, Gerard, and Grisko. The Executive Management Committee approved thirteen Unanimous Written Consents in Lieu of Meeting of The Executive Management Committee of CBIZ, Inc. during 2006. Subject to applicable law, the Executive Management Committee is empowered with the same authority as the full Board of Directors to take any action including the authorization of any transaction in the amount of $10 million or less. With respect to acquisitions or divestitures, the Board of Directors has delegated to the Committee the power to cause the execution and delivery of documents in the name and on behalf of the Company, to cause the issuance of shares of Common Stock of the Company, and to take all actions necessary for the purpose of effecting acquisitions or divestments, so long as all members of the Committee approve the transaction and the total consideration to be paid to or by the Company in connection with the acquisition or divestiture does not exceed $10 million. The Committee does not have the power or authority of the Board of Directors to approve or adopt or recommend to the stockholders any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; adopt, amend or repeal any Bylaw of the Company; fill or approve Board or Board committee vacancies; declare or authorize the payment of dividends; fix compensation for service on the Board or any committee thereof; or elect Company executive officers.

CBIZ has a Code of Professional Conduct and Ethics Guide that applies to every director, officer, and employee of the Company. The Code of Professional Conduct and Ethics Guide is available on the Investor Relations page of the Company’s website, www.cbiz.com, or by writing to us at Attention: Investor Relations Department, 6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131

Independence of Non-Employee Directors

A director is considered independent under NYSE rules if the Board of Directors determines that the director does not have any direct or indirect material relationship with CBIZ. Mr. Gerard is an employee of CBIZ and therefore has been determined by the Nominating and Governance Committee and the full Board to fall outside the definition of “independent director”. Rick L. Burdick, Michael H. DeGroote, Joseph S. DiMartino, Harve A. Ferrill, Richard C. Rochon, Todd J. Slotkin, and Donald V. Weir are Non-Employee Directors of CBIZ. The Nominating and Governance Committee and the Board of Directors have determined that each of Rick L. Burdick, Joseph S. DiMartino, Harve A. Ferrill, Richard C. Rochon, Todd J. Slotkin, and Donald V. Weir are “independent directors” within the meaning of the rules of the NYSE, since they had no relationship with the Company other than their status and payment as Non-Employee Directors, and as Shareholders. The Nominating and Governance Committee and the Board of Directors have determined that Mssrs. DiMartino, Ferrill, Rochon, Slotkin and Weir are independent under the SEC’s audit committee independence standards.

In connection with these independence determinations, the Nominating and Governance Committee and the Board of Directors considered all of the relationships between each director and CBIZ, and in particular the following relationships:

•	The Committee and the Board determined that Mr. Burdick should be considered an “independent director” under the meaning of the NYSE rules, since the amounts paid to the law firm of Akin Gump Strauss Hauer & Feld LLP for legal representation of CBIZ throughout 2006 were not collectively significant under the NYSE rules governing director independence.

•	The Committee and the Board determined that Michael H. DeGroote should not be considered an “independent director” under the meaning of the NYSE rules, in light of his status as an officer of various privately owned entities which secure several types of insurance coverage through a subsidiary of CBIZ, Inc. The amounts paid to this subsidiary for the purpose of securing such coverage were collectively significant under the NYSE rules governing director independence, given Mr. DeGroote’s status as an officer in the insured entities. In addition, the Committee and Board considered the familial relationship between the Mr. DeGroote and his father, Michael G. DeGroote, the Company’s largest single shareholder for the purposes of determining independence. While the Committee and the Board determined that this relationship alone was not determinative of independence, the Committee and Board concluded that the combination of factors supported a conclusion that Mr. DeGroote lacked independence.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the current rules of the NYSE and the SEC that govern audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by Rule 303A of the NYSE Corporate Governance Standards.

The Audit Committee closely monitors developments in corporate governance, including those arising from the adoption of the Sarbanes-Oxley Act and rules related to the Act. The Audit Committee’s Charter and the Company’s Code of Professional Conduct and Ethics Guide reflect those portions of the Act and attendant rules promulgated by the SEC and the NYSE. The Audit Committee anticipates that additional changes to its Charter may be necessary from time to time if the SEC and the NYSE adopt additional rules bearing on the duties and activities of the Committee. At the request of the Audit Committee, the Audit Committee Charter and Code of Professional Conduct and Ethics Guide have been posted on the Investor Relations portion of the Company’s website, at www.cbiz.com.

The membership of the Audit Committee has not changed in the past year. Both Mr. Rochon and Mr. Weir continue as “audit committee financial experts,” as defined by the rules and regulations of the SEC, in light of their training, experience and expertise.

The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. Quarterly results similarly were reviewed and discussed.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has in fact maintained appropriate accounting and financial reporting principles or policies. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not ensure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or the standards of the Public Company Accounting Oversight Board or that the Company’s independent accountants are in fact independent.

The Audit Committee received, reviewed, and adopted management’s report assessing the Company’s internal controls over financial reporting. The Committee continued to be very active in monitoring management’s efforts to document and assess the Company’s internal controls.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, the effectiveness of internal controls over financial reporting, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures and the letter received from the independent auditors required by the Independence Standards Board Standard No. 1, adopted by the PCAOB.

The Audit Committee discussed with the both the Company’s internal auditor and independent auditors the overall scope, plans and results of their audit activities. The Audit Committee meet regularly throughout 2006 with the independent auditors, and the Head of the Company’s Internal Audit staff, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee held eleven meetings during fiscal 2006. The Company incurred the following fees for services performed by KPMG LLP in fiscal 2006:

Audit Fees:  Fees for the fiscal year 2006 audit and the review of Forms 10-Q billed through December 31, 2006 were $1,245,000. Fees for the fiscal year 2005 audit and the review of Forms 10-Q billed through December 31, 2005 were $1,172,170. Prior year audit fees have been revised to include additional billings issued in 2006 related to the December 31, 2005 year-end engagement. Fees for the fiscal year 2004 audit and the review of Forms 10-Q billed through December 31, 2004 were $1,558,100.

Audit-Related Fees:  Audit-related fees of $103,000 were billed for the year ended December 31, 2006. For 2006, audit-related fees were received in connection with the audit of the financial statements of the CBIZ Employee Retirement Savings Plan, issuance of KPMG LLP’s letter to underwriters in connection with the exempt offering of the $100,000,000 Senior Notes due 2026, and issuance of KPMG LLP’s consent to incorporate by reference its reports in Form S-3 filed on July 21, 2006. Audit-related fees of $28,000 were billed for the year ended December 31, 2005. Audit-related fees of $17,000 were billed for the year ended December 31, 2004. All audit-related fees for 2004 and 2005 were paid in connection with an audit of the financial statements of the CBIZ Employee Retirement Savings Plan.

Tax Fees:  There were no tax fees billed by KPMG LLP for the years ended December 31, 2006 or December 31, 2005. Tax fees billed for all other services rendered by KPMG LLP for the year ended December 31, 2004 were $3,320, representing fees related to tax compliance. No other tax consulting services were incurred or billed during fiscal year 2004.

All Other Fees:  There were no fees billed for professional services by our independent auditors during fiscal years 2004 through 2006 that are not included in one of the above categories.

Pursuant to its Charter and the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for pre-approving all services performed by the Company’s independent auditors, and certain services may not, under any circumstances, be performed for the Company by its independent auditors. KPMG, LLP, the Company’s independent auditor, may not be engaged to perform for the Company, and is prohibited from performing for the Company, any prohibited service enumerated in the Sarbanes-Oxley Act of 2002, or in any other law or regulation. In addition, the independent auditor is not permitted to perform services for the Company, whether associated with audit or non-audit functions, unless the services to be provided have been approved prior to their performance by this Committee, except as may otherwise be provided by law or regulation.

However, certain non-prohibited services may be pre-approved by the Audit Committee Chairman personally in advance of full Audit Committee consideration and approval, provided, that each engagement total no more than Twenty Thousand Dollars in fees prior to the next regularly scheduled meeting of the Audit Committee, at which time the entire Audit Committee is required to consider and either approve or reject the engagement, provided the engagement otherwise does not appear reasonably likely to compromise KPMG LLP’s independence.

The Audit Committee pre-approved all of the services described above under Audit Fees, Audit-Related Fees and Tax Fees. 100% of the services described above under Audit Fees, Audit-Related Fees and Tax Fees were approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee has appointed KPMG LLP as independent auditors of the Company for the year ending December 31, 2007.

Audit Committee of the Board of Directors

Harve A. Ferrill
Richard C. Rochon
Donald V. Weir, Chairman

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee of the Board has responsibility for establishing, implementing and monitoring the application of its compensation philosophy to the senior management and directors of the Company. At CBIZ, the Senior Management Group (“SMG”) consists of the Company’s executive officers, SVPs, and certain other corporate officers. The Committee’s goal is to ensure that the total compensation paid to the senior management group is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to members of this group are similar to those provided to executive officers at other comparable companies. Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer, President, and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives

We believe the most effective executive compensation program rewards executives’ contribution in achieving and exceeding specific annual, long-term and strategic goals of the Company, and aligns executives’ interests with those of the stockholders. Moreover, we believe a successful compensation structure will help the Company maintain its ability to attract and retain superior employees in key positions and ensure that compensation provided to those employees remains competitive relative to the compensation paid to similarly situated executives at companies of comparable size and complexity. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers should include both cash and stock-based compensation that reward performance that meets or exceeds established goals.

Total compensation should also reflect an individual’s performance and potential. Performance will generally be measured in accordance with an individual’s goals and objectives as well as their contribution to CBIZ’s corporate goals and initiatives. Such factors as team-work, new service or product innovation, aggressiveness, mentoring and personal development will strongly influence a non-quantitative component of compensation awards at CBIZ.

Ultimately, compensation paid to members of the SMG will be determined based on the discretionary judgment of the Compensation Committee with input from the CEO, the President, and compensation consultants.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions for the SMG and approves recommendations regarding equity awards to all employees. Decisions regarding the non-equity compensation of employees other than the SMG are made by the Chief Executive Officer and the President. The Chief Executive Officer and the President annually review the performance of each member of the SMG. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion to modify any recommended adjustments or awards to executives.

Setting Executive Compensation

In order to assist the Committee in applying its compensation philosophy and objectives, the Company, at the request of the Committee, again engaged Hewitt Associates, an outside human resources consulting firm, to conduct a review of its total compensation program for the SMG. Hewitt Associates was asked to provide the Committee with relevant market data and alternatives to consider in its compensation decisions for the Chief Executive Officer and in evaluating the recommendations being made by the CEO and President for the SMG. The Company engaged Hewitt Associates to prepare reports regarding these matters in 2002, 2004 and 2006, and consults with the firm on an as-needed basis each year.

In making compensation decisions, the Committee compares each element of total compensation against a custom peer group of publicly traded, privately held, and non-profit professional services, insurance, information technology, medical billing, and other companies reflecting some aspect of CBIZ’s product and service offerings (collectively, the “Compensation Peer Group”). The Compensation Peer Group is periodically reviewed and updated by Hewitt Associates as part of its studies.

Because of the large variance in size among the companies comprising the Compensation Peer Group, regression analysis is used to adjust the compensation data for differences in company revenues. This adjusted value estimates the market value of compensation and is used as the basis of comparison of compensation between CBIZ and the companies in the Compensation Peer Group.

The Committee generally targets aggregate compensation for the collective SMG at the 50th percentile of total compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective in general, and in evaluating compensation targets for individual members of the SMG, may occur as dictated by the experience level of the individual, his or her relative importance or unique function within the organization, and market factors.

A significant percentage of total compensation is allocated to incentives as a result of the philosophy mentioned above. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation, other than consistency with the 50th percentile target for the aggregate of the various components of total compensation. The Committee reviews information provided by Hewitt Associates to determine the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of award, compared to established goals.

Historically, and in fiscal 2006, the Committee granted a majority of total compensation to CBIZ executive officers in the form of cash and cash-incentive compensation. With the assistance of Hewitt Associates, the Committee determined that the salary and cash bonus programs were very close to the 50th percentile targets. While the cash compensation components paid to several members of the SMG exceed the 50th percentile targets, Hewitt Associates has advised, and the Committee and management agree that it is appropriate to use enhanced short-term incentives such as cash bonus payments to offset current deficiencies in the long-term incentive program to meet median market compensation values. The Committee and management believe that this approach is necessary in order to stay competitive on a total compensation basis. The Committee expects that the temporary use of such enhanced short-term incentives would continue for several years while it makes concurrent efforts to achieve market competitive levels with respect to each individual component of compensation.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for named executive officers were:

•	base salary;

•	performance based incentive compensation;

•	long-term equity incentive compensation;

•	deferred compensation and retirement savings plans; and

•	perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. As in past years, we continued to compare the base salaries of the members of the SMG to a meaningful group of companies, and to target compensation at the 50th percentile, with salaries increasing moderately year-to-year.

During its review of base salaries for each member of the SMG, the Committee primarily considers:

•	market data and analysis provided by Hewitt Associates;

•	market information from acquisitions and new hires;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the executive.

Promotions or changes in job responsibility may also result in modifications to an executive’s salary level. Merit-based salary increases are based on the evaluation and recommendation of the CEO and the President, and ultimately upon the Committee’s own assessment of an individual executive’s performance.

Performance Based Incentive Compensation

The 2002 CBIZ, Inc. Stock Incentive Plan was approved by the Company’s stockholders at the 2002 Annual Meeting of Stockholders and is the successor plan to the 1996 Century Business Services, Inc. Stock Option Plan, which was subsumed by the 2002 Plan. The Stock Incentive Plan was amended and restated to clarify that the Plan did not permit issued options to be repriced, replaced, or regranted through cancellation or by lowering the option exercise price of a previously granted award. The Amended and Restated 2002 CBIZ, Inc. Stock Incentive Plan (the “2002 SIP”) gives the Committee the ability to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by the SMG and other key employees throughout the Company. The 2002 SIP encourages the growth of stockholder value and allows key employees to promote and benefit from the long-term growth and profitability of CBIZ.

The 2002 SIP gives the Committee the sole authority to grant participants shares of CBIZ Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee may establish any conditions or restrictions it deems appropriate. The Committee has awarded performance bonuses under the 2002 SIP through the adoption of Annual Executive Incentive Plans. The Committee also has awarded stock options and restricted stock as long-term equity incentive compensation. Members of the SMG are granted equity awards based on their performance during the prior year and in accordance with the Company’s Long-Term equity Incentive Program. Executives in this group also receive cash incentive compensation consisting of a Financially Based Award and an Individual Performance Award dependent on the Company’s financial performance results in terms of continuing earnings-per-share (“EPS”). Members of the SMG are also eligible to receive additional merit-based cash bonuses which are issued under the authority of the 2002 SIP based upon the evaluation and recommendation of the CEO and/or the President, and ultimately upon the Committee’s own assessment of an individual executive’s performance.

Prior to 2006, stock options vested 20% on each of the five anniversaries following the grant date. Options expired six years after the date of grant. Beginning in 2006, options were awarded to vest 25% on each of the four anniversaries following the grant date and to expire six years after the date of grant. Prior to 2006, restricted shares were granted with restrictions that lapsed 33% on each of the third, fourth, and fifth anniversaries following the date of grant. In 2006, restrictions were set to grant in 25% increments on each of the second, third, fourth and fifth anniversaries following the grant date. The Committee agreed with a management recommendation, formulated after considerable discussion with operating unit Business Unit Leaders (“BULs”) and other high performers at the unit level, that to be a meaningful and tangible equity incentive to these individuals and to maintain a program that is more consistent with typical incentive plan practices, the vesting period of stock option awards and the restriction lapsing periods of restricted stock awards needed to be slightly shortened. The Committee generally applies these vesting principles to its equity grants, although more rapid vesting of both options and restricted stock have been made from time to time for reasons such as an incentive to induce employment with Company or as a reward for exemplary personal performance or commitment.

All awards of shares of the Company’s stock options are made at the closing price of CBIZ stock on the date of grant. Annual awards of stock options to the SMG, other corporate officials, and practice group national or regional managers are considered at the Committee’s regularly scheduled meeting in February, and then tabled until the Committee can consider all other performance grants to BULs and other high performers within the Company under its annual grant program. The Committee adopted this procedure to avoid inequities in option pricing that might occur if awards to these respective groups were not granted simultaneously. After recommendations for operating unit-level grants are solicited and vetted by management, they are presented along with the underlying reasons supporting them to the Committee for review and action. Recommendations for all annual equity incentive grants are considered by the Committee at a special telephonic meeting sometime typically between March and May of each year.

The Committee has never granted options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

Vesting rights, restriction lapses, rights to exercise, terms related to the events of death, disability or retirement, rules related to equity grant expiration and termination, and all other terms and conditions related to option and restricted stock awards are set out in the terms of the 2002 SIP and the option and restricted stock agreements which executives must sign in order to preserve their equity grants. All recipients of equity grants must agree to certain restrictive covenants that prevent the executive, upon leaving CBIZ, from soliciting clients and employees of CBIZ or its subsidiaries for a period of two years.

Management’s recommendations to the Committee regarding equity grants to newly hired or promoted executives are presented to the Committee at the next regularly scheduled Committee meeting following the promotion or the completion of an agreement to hire the executive.

CBIZ Annual Executive Incentive Plan

The CBIZ Annual Executive Incentive Plan (the “EIP”) is an annual cash incentive program adopted by the Committee under the authority of the 2002 SIP. The EIP provides guidelines for the calculation of annual non-equity incentive based compensation, subject to Committee oversight and modification. At its regular February meeting each year, the Committee considers whether an EIP should be continued and, if so, approves the members of the SMG eligible to participate in the EIP and sets incentive levels based on the participant’s position, management authority over and accountability for operations or corporate processes, and potential to impact revenue or expenses. Under the Financially Based Award component of the EIP, Target Award (“TA”) opportunities are established as a percentage of each executive’s base salary, and are subject to a Target Multiplier (“TM”) that increases or reduces award opportunities based on the Company’s ability to exceed, meet, or fail to meet predetermined continuing earnings per share target (“EPS Target”). The TA opportunities for members of the SMG, assuming the Company’s final continuing EPS results coincide with the EPS Target, range from 30% to 75%. The TM range may reduce the awards to 0% or increase the awards to 200% of the TA. For fiscal 2006, 100% of each named executive officer’s EIP award was based upon achievement of corporate financial objectives relating to continuing EPS targets.

The EIP also contains an additional Individual Performance Award component, under which each member of the SMG (other than the CEO) can earn up to an additional 25% of the foregoing financially based original Target Award for extraordinary individual performance. Measurement of individual performance under this component is based upon the CEO’s assessment of an executive’s performance related to the individual’s personal extraordinary contributions toward the achievement of the Company’s financial results. The CEO’s recommendations and underlying assessments are presented to the Committee, and the Committee may accept, reject, or modify the recommendations.

Upon completion of the fiscal year, the Committee reviews the continuing EPS performance of the Company, determines the TM applicable to the group’s respective TAs, determines the applicable Individual Performance Award percentage, and calculates the EIP earned for each member of the participating group.

For 2006, the Committee set the EPS Target at $.35 per share from continuing operations. This represented a 25% increase above the 2005 results of $.28 per share. The Committee believes this EPS Target is consistent with the EIP’s purpose in encouraging the achievement of long-term performance improvements in the Company’s financial results. For the covered executives to earn any 2006 EIP bonuses whatsoever, the Company was required to post results that were approximately 86% of the EPS Target, or $.30 per share. In order to earn the maximum possible 2006 EIP bonus, the Company’s results would have had to exceed the EPS Target by 20%, or $.42 per share. The range of potential Target Multipliers was:

Continuing Earnings per Share	Target Award Multiplier

Below $.30	0.0
$.30	0.5
$.32	0.7
$.33	0.8
$.34	0.9
$.35	1.0
$.36	1.1
$.37	1.2
$.38	1.4
$.39	1.6
$.40	1.8
$.42 and above	2.0

In making the annual determination of the minimum, target and maximum levels, the Committee considers any appropriate factor, including but not limited to anticipated risks and rewards, performance metrics, internal revenue and margin estimates, as well as specific circumstances facing the Company during the coming year.

For each of the named executive officers, the Target Awards, applicable Target Multiplier, Individual Performance Adjustments, and EIP Bonuses for 2006 performance were:

				Individual
		Target Award		Performance Award
Name	2006 Base Pay	(% Base Pay)	Target Multiplier	(% Base Pay)	EIP Award

Steven L. Gerard	600,000	75	1.0	n/a	450,000
Jerome P. Grisko, Jr.	450,000	60	1.0	15	337,500
Ware H. Grove	350,000	50	1.0	12.5	218,750
Leonard Miller	410,000	50	1.0	12.5	256,000
Robert O’Byrne	400,000	50	1.0	12.5	250,000

Awards made to named executive officers under the EIP for performance in 2006 are reflected in column (g) of the Summary Compensation table on page 22.

Merit Bonuses

Promotions, changes in job responsibility, and extraordinary program achievements may also result in a merit-based bonus that is not awarded pursuant to the authority of the 2002 SIP. Merit-based bonuses are based, in the case of the CEO, on the evaluation of the Compensation Committee, and in the case of members of the SMG other than the CEO, on the recommendation of the CEO and the President, and with the Committee’s approval.

Long-Term Incentive Compensation

Stock Option and Restricted Stock Programs

The Stock Option and Restricted Stock Programs assist the Company to:

•	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of total compensation.

Equity awards are determined based on market data and vary among participants based on their positions and functions within the Company. Option awards vest, restrictions on stock awards lapse, grants are awarded, conditions and terms apply, and pricing is set by the Compensation Committee according to the procedures described on p. 17.

The Hewitt Associates study indicated that CBIZ’s long-term incentive compensation in the form of stock option or restricted stock grants was significantly below the targeted 50th percentile of long-term equity incentive compensation paid to similarly situated executives. Our consultant recommended that we begin to address the significant disparity in long-term incentives in 2006, and to continue the program until the Company is able to achieve some consistency with the 50th percentile targets for the aggregate of the various components of total compensation, as well as with the targets for the individual components. The Committee agreed with the recommendation that given current incentive compensation levels for the SMG, it would be appropriate over a two or three year period to use enhanced short-term incentives to offset potential deficiencies in the long-term incentive program in order to stay competitive on a total compensation basis. The Committee agreed with the approach that market differences should be calculated and long-term equity incentive compensation should be added incrementally over a three-year period.

Rather than implement a rigid multi-year program, however, the Committee determined that it would address each year’s plan individually, and make corrections to component compensation levels as necessary over time. The 2006 awards for the named executive officers are set out in the Grants of Plan Based Awards table on p. 24.

Deferred Compensation and Retirement Savings Plans

Retirement Savings Plan

The CBIZ Retirement Savings Plan is a tax qualified retirement savings plan pursuant to which all U.S. based associates, including the named executive officers, are able to contribute the lesser of up to 80% of their annual salary or $15,000 (plus an additional $5,000 if the participant was at least 50 years old) to the Savings Plan on a before tax basis. The Company will match 50% of the first 6% of pay that is contributed to the Savings Plan. Employees are permitted to become participants in the Savings Plan after 60 days of employment. Employer matching payments commence after participants have been employed for one year. Participant contributions are fully vested after participant has been employed for 3 years. Participants deposit savings in one or more of 17 stock and bond investment funds. The 2006 at-market rates of return of the investment choices available to participants ranged from 3.92% to 21.87%, depending on each participant’s fund selections.

Non-qualified Deferred Compensation Plan

The named executive officers, as well as any other member of the SMG, any BUL and any other employee scheduled to earn more than $200,000 annually are entitled to participate in the CBIZ Employee Non-qualified Deferred Compensation Plan. Pursuant to this deferred compensation program, eligible employees can defer up to 100% of any bonus and commission payments, as well as up to 25% of their base compensation. There is no employer match in this program.

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final Treasury regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005. For additional information about this plan, please refer to the discussion beginning on p. 26.

Perquisites and Other Personal Benefits

The Company provides the named executive officers and other members of the SMG with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. Certain of the named executive officers are provided with the use of company automobiles, tax preparation assistance, participation in the plans and programs described above, long-term disability plans, life insurance, and the use of Company golf club memberships for personal use. The SMG, like all full-time employees of the Company, are provided with a death benefit program that provides for a payment of up to $50,000 in the event of death during employment. This program is provided to all full-time employees at no charge, and the enrollment of the named executive officers in this program has been determined by the Company to have no aggregate incremental cost. When executives use the Company’s golf club memberships for personal use, they reimburse CBIZ for any and all charges incurred in connection with their personal use. The occasional personal use of these memberships has been determined by the Company to have no aggregate incremental cost. In addition, the Chief Executive Officer is provided with certain hotel, airfare, car transportation, and other travel-related services, a portion of which, plus tax gross-up, are attributed to the CEO as income.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2006, are included in column (i) of the Summary Compensation table on page 22. The Company has entered into employment agreements or severance protection agreements with certain key employees, including several of the named executive officers. These agreements are designed to promote stability and continuity of key members of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Potential Payments Made upon a Change of Control” on page 27.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the qualified incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve an executive’s total package consisting of a combination of the available compensation components that will not meet these requirements. The Committee may approve of such a package in order to ensure competitive levels of total compensation for its executive officers. In this regard, for fiscal 2006, the amount of base salary and other payments not made in connection with a qualified incentive plan in excess of $1,000,000 for any named executive officer was not deductible for federal income tax purposes.

Accounting for Stock Based Compensation

Beginning on January 1, 2006, the Company began accounting for any stock-based awards or payments under its 2002 SIP and prior stock option plan in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board of Directors that it be included in the Company’s Proxy Statement.

Compensation Committee of the Board of Directors

Joseph S. DiMartino, Chairman
Richard C. Rochon
Todd Slotkin

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. Employment or other agreements having a bearing on the compensation paid to the named executive are discussed following the “Other Compensation” table below.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other[5]
Name and		Salary	Bonus[1]	Awards[2]	Awards[2]	Compensation[3]	Earnings[4]	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Steven L. Gerard PEO Chairman & CEO	2006	600,000	150,000	33,680	55,5674	450,000	15,881	220,128	1,525,256
Jerome P. Grisko, Jr. President & COO	2006	450,000	62,500	26,035	91,811	337,500	100,575	7,796	1,076,217
Ware H. Grove PFO SVP, CFO	2006	350,000	—	21,455	59,856	218,750	36,588	7,928	694,577
Leonard Miller SVP Financial Services	2006	410,000	—	21,455	68,107	256,000	53,760	7,280	816,602
Robert O’Byrne SVP Employee Services	2006	400,000	—	21,455	69,583	250,000	—	7,280	748,318

(1)	Represents a special merit bonus approved by Directors in recognition of meritorious performance in excess of plan goals.

(2)	FAS 123R expense for 2006 for awards including expense, if applicable, for those awards granted in prior years.

(3)	Pursuant to the 2006 CBIZ Annual Executive Incentive Plan adopted by the Compensation Committee in advance of 2006 performance, an incentive compensation plan established pursuant to the 2002 Amended and Restated CBIZ, Inc. Employee Stock Incentive Plan.

(4)	CBIZ does not maintain a defined benefit or pension plan other than its 401k retirement savings plan.

(5)	See, Other Compensation Table, below.

Other Compensation

		Perquisites								Company
		and Other								Contributions	Automobile		Long-Term
		Personal						Insurance		to	Adjustments & Car		Disability
		Benefits		Airfare		Hotel		Premiums		401(k) Plans	Service		Insurance Premiums	Total
Name	Year	($)		($)		($)		($)		($)	($)		($)	($)

Steven L. Gerard	2006	9,489	[1]	35,479	[2]	15,243	[2]	130,796	[3]	6,600	21,841	[4]	680	220,128
Jerome P. Grisko, Jr.	2006	—		—		—		—		6,600	516	[5]	680	7,796
Ware H. Grove	2006	—		—		—		—		6,600	648	[5]	680	7,928
Leonard Miller	2006	—		—		—		—		6,600	—		680	7,280
Robert O’Byrne	2006	—		—		—		—		6,600	—		680	7,280

(1)	Includes payments or reimbursement, plus tax gross-up, for meals, telephone service, valet services, and tax consulting services.

(2)	Includes tax gross-up.

(3)	Life insurance premium, plus tax gross-up, for policy required under employment contact.

(4)	Includes $15,243 for livery services and $88 for leased auto adjustment, plus tax gross-up.

(5)	Leased auto adjustment only.

Employment or Other Agreements

Mr. Gerard’s original contract was amended under the First Amended and Restated Employment Agreement, executed March 22, 2007. It extended the term of the original Employment Agreement to be ongoing and continued the terms of Mr. Gerard’s original October 11, 2000 contract by setting base salary at a minimum of $500,000 per year, with a minimum bonus of $150,000 in the absence of any approved performance-based incentive bonus plan such as the EIP. Other terms of the original contract were also continued, including an automobile allowance, participation in CBIZ welfare and incentive plans, maintenance of a $2,000,000 life insurance policy, and reimbursement for certain travel and housing expenses. Consistent with the original contract, if the agreement is terminated by CBIZ without cause or by Mr. Gerard for Good Reason based on a material alteration of his job duties, a reduction in his base compensation, or a material breach of his agreement, Mr. Gerard is entitled to (1) his base salary and vacation pay through the date of termination, (2) a cash payment equal to two times the sum of his then current base salary and average bonus paid in the three year period preceding the year of termination, (3) maintenance of health and life insurance coverage, and (4) other amounts due through the date of termination. If the agreement is terminated by CBIZ or by Mr. Gerard for Good Reason related to a change in control of CBIZ, Mr. Gerard is entitled to (1) his base salary and vacation pay through the date of termination, (2) a cash payment equal to 2.99 times the sum of his then current base salary and average bonus paid in the three year period preceding the year of termination, (3) maintenance of health and life insurance coverage, and (4) other amounts due through the date of termination. If the agreement is terminated by CBIZ with cause or by Mr. Gerard without good reason, as defined by the contract, Mr. Gerard is entitled to (1) his base salary and vacation pay through the date of termination, and (2) other amounts due through the date of termination. The contract contains restrictive covenants that obligate Mr. Gerard to (1) maintain CBIZ’s confidential information, (2) return company information or other personal and intellectual property, and (3) avoid disparagement of the company.

Mr. Grisko’s Severance Protection Agreement, executed February 1, 2000, continues to entitle him to receipt of an automobile allowance, and participation in CBIZ welfare, pension and incentive benefit plans. In addition, the contract provides for the payment of severance upon termination without cause (including termination resulting from a change of control), or upon a request by the Chairman of the Board that Mr. Grisko resign. Severance would include (1) a cash payment of two times Mr. Grisko’s previous year’s salary, bonus and other incentive compensation at the time of termination, (2) continued participation for two years in CBIZ health and welfare benefit plans, (3) immediate vesting of, and ability to exercise, any unvested but previously granted stock options, (4) receipt of title to any company vehicle then in use by Mr. Grisko, and (5) payment of club membership dues to a private club of his choosing. Mr. Grisko has voluntarily declined to accept club membership dues at this time, even though his contract requires it. The contract contains restrictive covenants that obligate Mr. Grisko to (1) maintain CBIZ’s confidential information, (2) return company information or other personal and intellectual property, (3) abide by a two-year employee, customer, and supplier nonsolicitation and noninterference term, and (4) avoid disparagement of the company.

Mr. Grove’s Employment Agreement, executed December 12, 2000, provides for payment of a base salary, continuing discretionary bonuses, an automobile allowance, and participation in CBIZ welfare, pension and incentive benefit plans. In addition, the contract provides for the payment of severance upon termination without cause, or upon voluntary termination due to a change of control. Severance would include (1) continued payment for a period of one year of Mr. Grove’s base salary at the time of termination, and (2) continued participation for one year in CBIZ health and welfare benefit plans. The contract contains restrictive covenants that obligate Mr. Grove to (1) maintain CBIZ’s confidential information, (2) return company information or other personal and intellectual property, (3) abide by a one-year non-compete, and one-year employee, customer, and supplier nonsolicitation and noninterference term, and (4) avoid disparagement of the company.

Both Mssrs. Miller and O’Byrne were originally employed under Executive Employment Agreements attendant to the sale of their businesses to CBIZ. These agreements have expired, with the exception of certain restrictive covenants contained therein. Under the CBIZ Executive Severance Policy, both men are entitled to six months base pay for if they are terminated other than for cause, or twelve months base pay if they are terminated in the event of a change in control.

Grants of Plan-Based Awards

											All Other	All Other
											Stock	Option
											Awards:	Awards:	Exercise
		Estimated Future Payouts			Estimated Future Payments						Number of	Number of	or Base	Grant Date
		Under Non-Equity Incentive			Under Equity Incentive						Shares of	Securities	Price of	Fair Value of
		Plan Awards			Plan Awards						Stock or	Underlying	Option	Stock and
		Threshold	Target	Maximum	Threshold		Target		Maximum		Units	Options	Awards	Option
Name	Grant Date	($)	($)	($)	(#)		(#)		(#)		(#)	(#)	($/Sh)	Awards

Steven L. Gerard	4-3-06	n/a	n/a	n/a	96,960	[1]	96,960	[1]	96,960	[1]	—	—	n/a	96,960
	4-3-06	n/a	n/a	n/a	444,400	[2]	—	[3]	—	[3]	—	—	8.08	198,000
Jerome P. Grisko, Jr.	4-3-06	n/a	n/a	n/a	72,720	[4]	72,720	[4]	72,720	[4]	—	—	n/a	72,720
	4-3-06	n/a	n/a	n/a	282,800	[5]	—	[3]	—	[3]	—	—	8.08	126,000
Ware H. Grove	4-3-06	n/a	n/a	n/a	56,560	[6]	56,560	[6]	56,560	[6]	—	—	n/a	56,560
	4-3-06	n/a	n/a	n/a	193,920	[7]	—	[3]	—	[3]	—	—	8.08	86,400
Leonard Miller	4-3-06	n/a	n/a	n/a	56,560	[6]	56,560	[6]	56,560	[6]	—	—	n/a	56,560
	4-3-06	n/a	n/a	n/a	193,920	[7]	—	[3]	—	[3]	—	—	8.08	86,400
Robert O’Byrne	4-3-06	n/a	n/a	n/a	56,560	[6]	56,560	[6]	56,560	[6]	—	—	n/a	56,560
	4-3-06	n/a	n/a	n/a	193,920	[7]	—	[3]	—	[3]	—	—	8.08	86,400

(1)	Represents value of 12,000 restricted shares granted pursuant to the 2002 Amended and Restated Stock Incentive Plan, valued at closing price of stock on date of grant, assuming all restrictions lapse. Restrictions are time-based and lapse in increments of 25% in each of the four years following the grant date.

(2)	Represents exercise price and value of 55,000 options granted pursuant to the 2002 Amended and Restated Stock Incentive Plan, valued at closing price of stock on date of grant, assuming all options vest and closing price is equivalent to exercise price. Option vesting is time-based in increments of 25% in each of the four years following the grant date.

(3)	Target values can not be determined since options are time-vesting only. Maximum values can not be determined until all options vest on 4-3-10 and the stock price on that date is known.

(4)	Represents price and value of 9,000 restricted shares granted pursuant to the 2002 Amended and Restated Stock Incentive Plan, valued at closing price of stock on date of grant, assuming all restrictions lapse. Restrictions are time-based and lapse in increments of 25% in each of the four years following the grant date.

(5)	Represents price and value of 35,000 options granted pursuant to the 2002 Amended and Restated Stock Incentive Plan, valued at closing price of stock on date of grant, assuming all options vest. Option vesting is time-based in increments of 25% in each of the four years following the grant date.

(6)	Represents value of 7,000 restricted shares granted pursuant to the 2002 Amended and Restated Stock Incentive Plan, valued at closing price of stock on date of grant, assuming all restrictions lapse. Restrictions are time-based and lapse in increments of 25% in each of the four years following the grant date.

(7)	Represents price and value of 24,000 options granted pursuant to the 2002 Amended and Restated Stock Incentive Plan, valued at closing price of stock on date of grant, assuming all options vest. Option vesting is time-based in increments of 25% in each of the four years following the grant date.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards							Stock Awards
												Equity
										Equity		Incentive
				Equity						Incentive		Plan Awards:
				Incentive					Market	Plan Awards:		Market or
				Plan Awards:				Number	Value of	Number of		Payout Value
				Number of				of Shares	Shares or	Unearned		of Unearned
	Number of		Number of	Securities				or Units	Units of	Shares, Units		Shares, Units
	Securities		Securities	Underlying				of Stock	Stock	or Other		or Other
	Underlying		Underlying	Unexercised		Option		That Have	That	Rights That		Rights That
	Unexercised		Unexercised	Unearned		Exercise		Not	Have Not	Have Not		Have Not
	Options		Options	Options		Price	Option	Vested	Vested	Vested		Vested
Name	(#) Exercisable		(#) Unexercisable	(#)		($)	Expiration Date	(#)	($)	(#)		($)

Steven L. Gerard	0		n/a	55,000	[1]	8.08	04-03-2012	n/a	n/a	12,000	[2]	83,640
	6,000		n/a	24,000	[3]	3.45	04-15-2011	n/a	n/a	10,000	[4]	69,700
	12,000		n/a	18,000	[3]	4.30	05-04-2010	n/a	n/a	10,000	[4]	69,700
	250,000	[5]	0	n/a		1.52	12-11-2007
Jerome P. Grisko, Jr.	0		n/a	35,000	[1]	8.08	04-03-2012	n/a	n/a	9,000	[2]	62,730
	4,400		n/a	17,600	[3]	3.45	04-15-2011	n/a	n/a	8,000	[4]	55,760
	8,800		n/a	13,200	[3]	4.30	05-04-2010	n/a	n/a	8,000	[4]	55,760
	100,000	[5]	25,000	n/a		4.35	04-05-2008
	210,000	[5]	0	n/a		1.531	03-07-2007
Ware H. Grove	0		n/a	24,000	[1]	8.08	04-03-2012	n/a	n/a	7,000	[2]	48,790
	3,600		n/a	14,400	[3]	3.45	04-15-2011	n/a	n/a	7,000	[4]	48,790
	7,200		n/a	10,800	[3]	4.30	05-04-2010	n/a	n/a	7,000	[4]	48,790
	12,000		n/a	8,000	[3]	2.90	05-16-2009
	60,000	[5]	15,000	n/a		3.45	04-05-2008
Leonard Miller	0		n/a	24,000	[1]	8.08	04-03-2012	n/a	n/a	7,000	[2]	48,790
	3,600		n/a	14,400	[3]	3.45	04-15-2011	n/a	n/a	7,000	[4]	48,790
	7,200		n/a	10,800	[3]	4.30	05-04-2010	n/a	n/a	7,000	[4]	48,790
	80,000	[5]	20,000	n/a		3.45	04-05-2008
Robert O’Byrne	0		n/a	24,000	[2]	8.08	04-03-2012	n/a	n/a	7,000	[2]	48,790
	3,600		n/a	14,400	[2]	3.45	04-15-2011	n/a	n/a	7,000	[4]	48,790
	7,200		n/a	10,800	[2]	4.30	05-04-2010	n/a	n/a	7,000	[4]	48,790
	80,000	[5]	20,000	n/a		3.45	04-05-2008
	120,000	[5]	0	n/a		1.531	03-07-2007

(1)	Grant of options under 2002 Amended and Restated Stock Incentive Plan, an Equity Incentive Plan. Option vesting is time-based in increments of 25% in each of the four years following the grant date. Options expire after six years.

(2)	Grant of restricted shares under 2002 Amended and Restated Stock Incentive Plan, an Equity Incentive Plan. Restrictions are time-based and lapse in increments of 25% in each of the four years following the grant date.

(3)	Grant of options under 2002 Amended and Restated Stock Incentive Plan, an Equity Incentive Plan. Option vesting is time-based in increments of 20% in each of the five years following the grant date. Options expire after six years.

(4)	Grant of restricted shares under 2002 Amended and Restated Stock Incentive Plan, an Equity Incentive Plan. Restrictions are time-based and lapse in increments of 1/3 on each of the third, fourth, and fifth anniversaries following the grant date.

(5)	Grant of options under 1996 Amended and Restated Century Business Services, Inc. Employee Stock Option Plan, which was not a qualified Equity Incentive Plan. This plan was subsumed by the 2002 Amended and Restated Stock Incentive Plan, an Equity Incentive Plan, upon shareholder approval at the 2002 Annual Meeting. Option vesting is time-based in increments of 20% in each of the five years following the grant date. Options expire after six years.

Option Exercises and Stock Vested

	Option Awards				Stock Awards
	Number of Shares		Value Realized on		Number of Shares
	Acquired on Exercise		Exercise		Acquired on Vesting	Value Realized on Vesting
Name	(#)		($)		(#)	($)

Steven L. Gerard	736,400	[1]	3,933,702	[2]	0	0
Jerome P. Grisko	0		0		0	0
Ware H. Grove	0		0		0	0
Leonard Miller	70,000		383,121	[3]	0	0
Robert O’Byrne	0		0		0	0

(1)	Of these shares, 316,400 were retained. 420,000 were sold to cover the exercise price of the options, the exercise fees paid to the Stock Incentive Plan Administrator, and applicable federal, state and local taxes.

(2)	This amount represents the total taxable compensation on the exercise, prior to payment of taxes, commissions, transaction fees, and handling fees.

(3)	This amount represents the total taxable compensation on the exercise and sale of this entire position, prior to payment of taxes, commissions, transaction fees, and handling fees.

Non-qualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Aggregate Balance
	in Last FY	in Last FY	Last FY1	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)

Steven L. Gerard	236,948	0	15,881	0	432,532
Jerome P. Grisko, Jr.	396,091	0	100,575	0	971,818
Ware H. Grove	169,082	0	36,588	0	414,166
Leonard Miller	189,209	0	53,760	0	495,192
Robert O’Byrne	0	0	0	0	0

The CBIZ Employee Non-qualified Deferred Compensation Plan allows participants to contribute up to 25% of their base compensation, and up to 100% of any commission and bonus compensation earned throughout the year, and to invest such compensation in one or more of 11 stock, bond and money market investment funds. The 2006 at-market rates of return of the investment choices available to participants ranged from 3.92% to 21.12%, depending on each participant’s fund selections. Contributions are deposited into a rabbi trust, a grantor trust that limits management’s ability to use deposits in the trust by isolating the funds from the Company’s working capital. Money in the trust is always subject to the claims of the Company’s general creditors. Contributors’ interests in the trust are not subject to assignment, alienation, pledge, or attachment. Withdrawals and payouts generally are only permitted upon retirement or expiration of a term of years established by the participant in advance of contributions. Following death and disability, distributions are made as soon as administratively possible. Hardship withdrawals are permitted only under restricted circumstances. In the event of termination of employment, all funds in a participant’s account are payable to the participant no earlier than six months following termination, except for funds in designated retirement accounts once an employee has completed ten years of employment service, which retirement account funds are payable over up to ten years. All payouts and changes to distribution elections are subject to the provisions of IRC Section 409A. There is no employer match in this program.

The Company also maintains a Non-Employee Directors Non-qualified Deferred Compensation Plan with the same investment fund choices, 2006 range of rates of return, and plan structure as stated with respect to the CBIZ Employee Non-qualified Deferred Compensation Plan. Directors may defer all their director retainer, meeting and committee chair fees into this plan.

Potential Payments upon Termination or Change in Control

The table below reflects the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not “for cause” termination, termination following a change of control and in the event of disability or death of the executive is shown. The Company does not have an early retirement plan, and the named executive officers do not have agreements calling for or permitting payments based upon an “early retirement”. The amounts shown assume termination was effective as of December 31, 2006, and are estimates of the amounts that would be paid to the executives upon their termination, as a result of their termination, or as a result of a change in control. The table does not include payments of already vested sums or rights that are due and owing to the employee by virtue of their service through the date of termination, assumed to be December 31, 2006. Moreover, please note that the actual amounts that would actually be paid can only be determined at the time of such executive’s actual separation from the Company.

Payments Made Upon Termination or Retirement

Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. These payments are not caused or precipitated by termination or change in control, and are payable or due to any employee of the company regardless of whether or not the employee was terminated or a change in control has occurred. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;

•	vested option or restricted share grants pursuant to the 2002 SIP or its predecessor plan;

•	vested amounts under the CBIZ Employee Retirement Savings Plan and the Non-qualified Deferred Compensation Plan;

•	unused vacation pay; and

•	amounts accrued and vested through the Company’s Retirement Plan and Supplemental Retirement Plan.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive officer, in addition to the benefits listed under the headings “Payments Made Upon Termination or Retirement” above, the named executive officer will receive benefits under the Company’s disability plan or payments under the Company’s group life insurance plan, as appropriate. Each CBIZ employee receives an automatic death benefit of up to one times their annual base salary, up to a maximum of $50,000, paid by a life insurance carrier. CBIZ pays the de minimus monthly premium per person for this group benefit policy. Supplemental life insurance policies are available to all CBIZ employees as well, at an additional cost borne by the employee. The applicable life insurance carriers, and not CBIZ, pay death benefits under these policies.

All CBIZ employees are eligible for Short-Term Disability payments, which are limited to 60% of the employee’s base pay for a maximum period of 26 weeks, and are paid for by the Company. Thereafter, named executive officer employees, if suffering from a permanent total disability and enrolled in the Company’s Long-Term Disability program, may receive up to 60% of the employee’s pay up to a maximum monthly benefit of $10,000, and are paid for by the Long-Term Disability plan insurance carrier. Actual coverage and maximum benefits are dependent solely on the nature of a particular disability, the employee’s age, and the position of an employee at the time disability occurs.

		Before Change in		After Change in
		Control		Control
		Termination		Termination
		w/o Cause or for		w/o Cause or		Voluntary
Name	Benefit	Good Reason		for Good Reason		Termination	Death		Disability

Steven L. Gerard	Severance Pay	2,179,834	[1]	3,258,852	[2]	n/a	n/a		n/a
	Death Benefit Payments	n/a		n/a		n/a	—	[3]	n/a
	Disability Payments	n/a		n/a		n/a	n/a		240,000	[4]
	Option Acceleration	132,540	[5]	132,540	[5]	n/a	n/a		n/a
	Restricted Stock Acceleration	223,040	[6]	223,040	[6]	n/a	n/a		n/a
	2 Years Benefits Continuation	154,698	[7]	154,698	[7]	n/a	n/a		n/a
Jerome P. Grisko, Jr.	Severance Pay	1,700,000	[8]	1,700,000	[8]	n/a	n/a		n/a
	Death Benefit Payments	n/a		n/a		n/a	—	[3]	n/a
	Disability Payments	n/a		n/a		n/a	n/a		195,000	[4]
	Option Acceleration	185,196	[9]	185,196	[9]	n/a	n/a		n/a
	Automobile	71,925	[10]	71,925	[10]	n/a	n/a		n/a
	2 Years Benefits Continuation	30,322	[11]	30,322	[11]	n/a	n/a		n/a
	Club Membership	—	[12]	—	[12]
Ware H. Grove	Severance Pay	350,000	[13]	700,000	[14]	n/a	n/a		n/a
	Death Benefit Payments	n/a		n/a		n/a	—	[3]	n/a
	Disability Payments	n/a		n/a		n/a	n/a		165,000	[4]
	Option Acceleration	n/a		164,884	[15]	n/a	n/a		n/a
	1 Year Benefits Continuation	16,916	[16]	16,916	[16]	n/a	n/a		n/a
Leonard Miller	Severance Pay	205,000	[17]	410,000	[18]	n/a	n/a		n/a
	Death Benefit Payments	n/a		n/a		n/a	—	[3]	n/a
	Disability Payments	n/a		n/a		n/a	n/a		183,000	[4]
	Option Acceleration	n/a		149,924	[15]	n/a	n/a		n/a
Robert O’Byrne	Severance Pay	200,000	[17]	400,000	[18]	n/a	n/a		n/a
	Death Benefit Payments	n/a		n/a		n/a	—	[3]	n/a
	Disability Payments	n/a		n/a		n/a	n/a		180,000	[4]
	Option Acceleration	n/a		149,924	[15]	n/a	n/a		n/a

(1)	Two times the sum of the then current year base salary plus the average of three prior year bonuses, pursuant to CEO’s First Amended and Restated Employment Agreement.

(2)	2.99 times the sum of the then current year base salary plus the average of three prior year bonuses, pursuant to CEO’s First Amended and Restated Employment Agreement.

(3)	Death benefits under life insurance policies are not paid by the Company. Any death benefit is paid by the applicable insurance carrier. Each named executive officer is eligible to receive the $50,000 death benefit paid by a group life insurance carrier. Mr. Gerard is enrolled in a supplemental life insurance program purchased through the Company from a group life carrier for which he pays the premiums, and holds a $2,000,000 life insurance policy called for under his First Amended and Restated Employment Agreement for which the Company pays his premiums. Mssrs. Grisko and O’Byrne also are enrolled in a supplemental life insurance program, purchased through the Company from a group life carrier, for which they pay the premiums.

(4)	Benefits shown represent the first year of disability payments assuming total permanent disability. Benefits are payable under the CBIZ Short-Term Disability plan, which amount to 60% of the employee’s pay for a maximum period of 26 weeks, and the Company’s Long-Term Disability program (“LTD”), which amount to 60% of the employee’s pay up to a maximum monthly benefit of $10,000 for permanent total disability. After the first year following disability, payments are only under the LTD, with benefits amounting to a maximum of $120,000 per year, until maximum benefits are reached, for each named executive officer. Actual coverage and maximum benefits are dependent solely on the nature of a particular disability. For those aged under 63, LTD benefits terminate at age 65.

(5)	Value is calculated as the number of in-the-money options at 12-31-06 multiplied by the difference between the closing price on the last trading day of 2006 and the exercise price for each share. Payable pursuant to CEO’s First Amended and Restated Employment Agreement.

(6)	Value is calculated as the number of restricted shares at 12-31-06 multiplied by the closing price on the last trading day of 2006. Payable pursuant to CEO’s First Amended and Restated Employment Agreement.

(7)	Cost of maintaining benefits in which CEO was enrolled at the end of 2006 for period of two years, as required by First Amended and Restated Employment Agreement. At the end of 2006, the only benefits in which the CEO was enrolled were a $2,000,000 life insurance program called for under the CEO’s First Amended and Restated Employment Agreement, as well as a supplemental life insurance policy for which the CEO himself pays.

(8)	Two times the sum of the then current year base salary plus the maximum amount payable as incentive compensation or bonus for then current year, pursuant to President’s Severance Protection Agreement.

(9)	Value is calculated as the number of in-the-money options at 12-31-06 multiplied by the difference between the closing price on the last trading day of 2006 and the exercise price for each share. Payable pursuant to President’s Severance Protection Agreement.

(10)	Kelley Blue Book value of current automobile provided to executive by the Company, the title of which must be transferred to President for any termination other than for cause, pursuant to his Severance Protection Agreement.

(11)	Represents continuation for a period of two years, as required by President’s Severance Protection Agreement, of President’s 2006 year-end medical, dental, vision plans, as well as a small supplemental life policy, which benefits were available to all CBIZ employees.

(12)	President’s Severance Protection Agreement calls for payment of membership fees in a club of President’s choice. Currently, President has voluntarily foregone club membership called for by the Agreement, and therefore a value of this amount cannot be determined at this time.

(13)	One year base pay, payable over 12 months, pursuant to CFO’s Employment Agreement.

(14)	Two years base pay, payable over 24 months, pursuant to CFO’s Employment Agreement.

(15)	Option awards are accelerated pursuant to the terms of the Amended and Restated 2002 CBIZ, Inc. Stock Incentive Plan. Value is calculated as the number of in-the-money options at 12-31-06 multiplied by the difference between the closing price on the last trading day of 2006 and the exercise price for each share.

(16)	Represents continuation for a period of one year, as required by CFO’s Employment Agreement, of CFO’s 2006 year-end medical, dental, vision plans, as well as a small supplemental life policy, which benefits were available to all CBIZ employees.

(17)	Six months base pay for terminations other than for cause, pursuant to the CBIZ Executive Severance Policy.

(18)	One year base pay for terminations related to change in control, pursuant to the CBIZ Executive Severance Policy.

Director Compensation

For fiscal 2006, Non-Employee Director compensation consisted of:

•	a $30,000 annual retainer paid in cash to each director except Mr. Slotkin, who chose to deposit all fees due him into his account under the CBIZ Non-Employee Director Deferred Compensation Plan, and except Mr. DeGroote, who joined the Board of Directors in November 2006 and received a prorated annual retainer award;

•	a $10,000 Audit Committee Chair fee and a $5,000 Committee Chair fee to the chairmen of the Nominating and Governance, Audit, and Compensation Committees of the Board;

•	a meeting attendance fee of $1,500 for each Board and Committee meeting attended; and

•	an annual equity grant of 7,000 restricted shares to each Non-Employee Director, with restrictions lapsing on one-half of the shares on the first and second anniversaries of the date of grant, and with the exception of Mr. DeGroote, who received the standard newly-appointed director award of a fully vested six year option to purchase 50,000 shares at an exercise price established as the closing price of CBIZ stock on the date of his appointment. The annual equity grant is awarded at, or shortly after, the first regularly scheduled meeting of the Compensation Committee each year. The equity grant is awarded upon passage of a resolution of the Committee and the time-lapsing of restrictions is tied to the date of the actual grant.

Our Non-Employee Directors are permitted to participate in the CBIZ Non-Employee Director Deferred Compensation Plan. Directors may direct that their retainer and meeting attendance fees be deposited into the Plan. There is no matching payment into the Plan by the Company, and directors may select from the same eleven investment choices available to participants in the CBIZ Nonqualified Deferred Compensation Plan for employees. During 2006, the rates of return for these investment choices range from 3.92% to 21.05%, depending on a participant’s fund selections.

Non-Employee Directors receive no compensation other than directors’ fees and the noted equity grant. Employee directors receive no director fee compensation.

Director Compensation Table

								Change in Pension Value
							Non-Equity	and Nonqualified
	Fees Earned or				Option		Incentive Plan	Deferred		All Other
	Paid in Cash		Stock Awards		Awards		Compensation	Compensation Earnings		Compensation	Total
Name	($)		($)		($)		($)	($)		($)	($)

Rick L. Burdick	45,750	[1]	40,950	[2]	0		0	0		0	86,750
Michael H DeGroote	9,000	[3]	0		118,000	[4]	0	0		0	127,000
Joseph S. DiMartino	53,250	[5]	40,950	[2]	0		0	0		0	94,200
Harve A. Ferrill	54,250	[6]	40,950	[2]	0		0	0		0	95,200
Richard C. Rochon	63,250	[7]	40,950	[2]	0		0	0		0	104,200
Todd J. Slotkin	0		40,950	[2]	0		0	60,157	[8]	0	101,107
Donald V. Weir	70,250	[9]	40,950	[2]	0		0	0		0	111,200

(1)	Annual retainer fee, Nominating & Governance Committee Chairman fee, and fees for attending meetings of the Nominating & Governance Committee and the Board.

(2)	FAS 123R expense related to Restricted Stock award of 7,000 shares in 2006. This does not reflect taxable income to the individual.

(3)	Pro rata annual retainer fee, and fees for attending meetings the Board.

(4)	FAS 123R expense related to one-time option award of 50,000 shares awarded to new directors. This does not reflect taxable income to the individual.

(5)	Annual retainer fee, Compensation Committee Chairman fee, and fees for attending meetings of the Compensation Committee, the Nominating & Governance Committee, and the Board.

(6)	Annual retainer fee, and fees for attending meetings of the Audit Committee, the Nominating & Governance Committee, and the Board.

(7)	Annual retainer fee, and fees for attending meetings of the Audit Committee, the Compensation Committee, the Nominating & Governance Committee, and the Board.

(8)	Represents contributions to Non-Employee Directors Non-qualified Deferred Compensation Plan of $48,250 and aggregate Plan earnings of $11,907. Contributions consist of annual retainer fee, and fees for attending meetings of the Compensation Committee, the Nominating & Governance Committee, and the Board.

(9)	Annual retainer fee, Audit Committee Chairman fee, and fees for attending meetings of the Audit Committee, the Nominating & Governance Committee, and the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of certain agreements and transactions between or among CBIZ and certain related parties. It is CBIZ’s policy to enter into transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. Based on CBIZ’s experience and the terms of its transactions with unaffiliated parties, it is the Audit Committee of the Board of Directors’ and managements’ belief that the transactions described below met these standards at the time of the transactions. Management reviews these transactions as they occur and monitors them for compliance with the Company’s Code of Conduct, internal procedures, and applicable legal requirements. The Audit Committee reviews and ratifies such transactions annually, or as they are more frequently brought to the attention of the Committee by the Company’s Head of Internal Audit, General Counsel, or other members of Management.

A number of the businesses acquired by CBIZ are located in properties owned indirectly by and leased from persons employed by CBIZ. In the aggregate, CBIZ paid approximately $1.3 million, $1.3 million, and $1.3 million for the years ended 2006, 2005 and 2004, respectively, under such leases which management believes were at market rates. None of these properties are owned by or leased from any member of the SMG.

Rick L. Burdick, a director of CBIZ, is a partner of Akin Gump Strauss Hauer & Feld LLP (Akin Gump). Akin Gump performed legal work for CBIZ during 2006, 2005 and 2004 for which the firm received approximately $0.6 million, $0.1 million, and $0.2 million from CBIZ, respectively.

Robert A. O’Byrne, a Senior Vice President, has an interest in a partnership that receives commissions from CBIZ that are paid to certain eligible benefits and insurance producers in accordance with a formal program to provide benefits in the event of death, disability, retirement or other termination. The program was in existence at the time CBIZ acquired the former company, of which Mr. O’Byrne was an owner. The partnership received approximately $0.2 million, $0.3 million, and $0.3 million from CBIZ during the years ended December 31, 2006, 2005 and 2004, respectively.

CBIZ maintains joint-referral relationships and administrative service agreements with independent licensed CPA firms under which CBIZ provides administrative services in exchange for a fee. These firms are owned by licensed CPAs who are employed by CBIZ subsidiaries, and provide audit and attest services to clients including CBIZ’s clients. The CPA firms with which CBIZ maintains service agreements operate as limited liability companies, limited liability partnerships or professional corporations. The firms are separate legal entities with separate governing bodies and officers. CBIZ has no ownership interest in any of these CPA firms, and neither the existence of the administrative service agreements nor the providing of services thereunder is intended to constitute control of the CPA firms by CBIZ. CBIZ and the CPA firms maintain their own respective liability and risk of loss in connection with performance of each of its respective services, and CBIZ does not believe that its arrangements with these CPA firms result in additional risk of loss.

Although the service agreements do not constitute control, CBIZ is one of the beneficiaries of the agreements and may bear certain economic risks. As such, the CPA firms with which CBIZ maintains administrative service agreements may qualify as variable interest entities under FASB Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities”, as amended. The impact to CBIZ of this accounting pronouncement is discussed in Note 1 to CBIZ’s consolidated financial statements included herewith.

CBIZ acted as guarantor on three letters of credit for a CPA firm with which it has an affiliation. The letters of credit total $1.7 million and $2.4 million as of December 31, 2006, and December 31, 2005, respectively. In accordance with FASB Interpretation No. 45 (FIN 45), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” and its amendments, CBIZ has recognized a liability for the fair value of the obligations undertaken in issuing these guarantees, which is recorded as other current liabilities in the accompanying consolidated financial statements. Management does not expect any material changes to result from these instruments as performance is not expected to be required.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CBIZ’s officers and directors, and persons who own more than 10% of a registered class of CBIZ’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish CBIZ with copies of all Section 16(a) reports they file.

CBIZ believes that during the 2006 fiscal year, its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements in a timely fashion. In making these statements, CBIZ has relied upon examination of the copies of reports provided to the company and the written representations of its directors and officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about our equity compensation plans as of December 31, 2006. All outstanding awards relate to our common stock.

	A		B	C
				Number of securities
				remaining available for
				future issuance under
				equity compensation
	Number of securities to be			plans (excluding
	issued upon exercise of		Weighted average exercise	securities reflected in
Plan Category	outstanding options		price of outstanding options	column A)
Equity compensation plans approved by shareholders	4,743,000	[1]	$2.77	2,950,000
Equity compensation plans not approved by shareholders	0		0	0
Total	4,743,000		$2.77	2,950,000

(1)	Stock option awards under the Amended and Restated 2002 CBIZ, Inc. Stock Incentive Plan.

STOCKHOLDER PROPOSALS

Any proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by CBIZ for inclusion in the proxy statement and form of proxy relating to the meeting not later than December 3, 2007. It is suggested that proponents submit their proposals by certified mail, return receipt requested, to the Corporate Secretary at the address provided below. Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 if any stockholder proposal intended to be presented at the 2008 Annual Meeting without inclusion in our proxy statement for such meeting is received at our principal office after February 15, 2008, then a proxy will have the ability to confer discretionary authority to vote on such proposal. Detailed information for submitting resolutions will be provided upon written request to CBIZ’s Corporate Secretary at CBIZ, Inc., 6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131, Attention: Corporate Secretary. No stockholder proposals were received for inclusion in this proxy statement.

EXPENSES OF SOLICITATION

CBIZ will bear the expense of preparing and mailing the materials in connection with the solicitation of proxies, as well as the cost of solicitation. Computershare Investor Services, LLC’s subsidiary, Georgeson Shareholder Communications, Inc. (“Computershare”) has been retained by CBIZ to assist in the solicitation of proxies. Computershare, which has a contract to act as the transfer agent for CBIZ, will not be paid any additional fees for these services. Georgeson will be reimbursed for its broker search and mailing expenses. Computershare will receive reimbursement of out-of-pocket expenses it incurs in connection with its efforts. In addition, CBIZ will reimburse brokers, nominees, banks and other stockholders of record for their expenses incurred in forwarding proxy materials to beneficial owners. CBIZ expects that the solicitation of proxies will be primarily by mail, but directors, officers and employees of CBIZ may solicit proxies by personal interview, telephone or telecopy. These persons will receive no additional compensation for such services.

CBIZ’s Annual Report on Form 10-K for the year ended December 31, 2006, including financial statements and a Letter to Stockholders is being mailed to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material. CBIZ will mail additional copies of its Annual Report on Form 10-K for the year ended December 31, 2006, to each stockholder or beneficial owner of shares of common stock without charge upon such person’s written request to the Investor Relations Department at CBIZ’S Executive Offices at 6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The Board of Directors has designated the proxies named therein.

By Order of the Board of Directors,

Michael W. Gleespen, Corporate Secretary

Cleveland, Ohio
April 9, 2007

Appendix A — 2007 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan.  The purpose of the Plan is to provide employees of the Company, any Parent and its Participating Subsidiaries with an opportunity to purchase Common Stock at a discounted rate through accumulated payroll deductions and other purchases in order to encourage them to build an equity position in the Company and align their interests with those of the Company’s stockholders. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2. Definitions.

“Administrator” means the Board or any committee of the Board that the Board has designated to administer the Plan.

“Board” means the Company’s Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Change-in-Control” means the happening of any of the following:

(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

(ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board being hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The complete liquidation or dissolution of the Company.

“Common Stock” means the common shares, $.01 par value of the Company.

“Company” means CBIZ Inc., a Delaware corporation.

“Compensation” means regular salary payments, annual and quarterly performance bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards.

“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Company, provided that the leave is for a period of not more than three (3) months, unless reemployment upon the expiration of such leave is provided by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or (iv) in the case of transfers between locations of the Company or between the Company and its Participating Subsidiaries.

“Employee” means any individual who is an employee of the Company, any Parent or any Subsidiary within the meaning of Section 3401(c) of the Code and the Treasury Regulations thereunder, except the following:

(i) employees who would, upon enrollment in a Purchase Period, own directly or indirectly (including options or rights to acquire stock possessing) five percent or more of the total combined voting power or value of all classes of stock of the Company, any Parent or any Subsidiary; and

(ii) employees who are customarily employed by the Company, any Parent, or any Subsidiary 20 hours or less per week or no more than five months in any calendar year.

(iii) employees who have not had Continuous Status as an Employee for at least 90 (90) days before the Grant Date.

“Expiration Date” means the last day of a Purchase Period which shall be the fifteenth (15th) day of each calendar month, or such other day as the Administrator may determine. In any event, the Expiration Date shall not be more than twenty-seven (27) months after the Grant Date.

“Fair Market Value” means, except as otherwise provided by the Administrator, as of any given date, the closing per-share sales price for the shares on any national securities exchange (including Nasdaq) listing the Company’s Common Stock for the immediately preceding date, or if the shares were not traded on such national securities exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Administrator may select.

“Grant Date” means the first business day of each Purchase Period of the Plan.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participating Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time as eligible to participate under the Plan.

“Plan” means the CBIZ, Inc. 2007 Employee Stock Purchase Plan, a plan intended to qualify under Section 423 of the Code.

“Purchase Period” means the period beginning on the Grant Date and ending on the Expiration Date. The Purchase Period shall not exceed twenty-seven (27) months from the Grant Date.

“Purchase Right” means the right to purchase shares of Common Stock under the Plan on the terms or conditions set forth herein and as determined by the Administrator as provided hereunder.

”Subsidiary” shall mean any corporation described in Section 424(e) or (f) of the Code.

3. Administration of the Plan.  The Administrator shall administer the Plan. The Administrator shall have full power and authority to construe and interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan, as it may deem best. Decisions of the Administrator shall be final, conclusive and binding upon all parties, including the Company, its shareholders, any Parent, any Subsidiary and their respective Employees. The Administrator may in its sole discretion determine from time to time that the Company shall permit purchase of shares under the Plan by all of the then eligible Employees, provided, however, that it shall be under no obligation to do so.

4. Participation in the Plan.  The individuals who shall be eligible to purchase shares under the Plan shall be all Employees of the Company, any Parent or any Participating Subsidiary who are so employed by the Company, any Parent or Participating Subsidiary on the Grant Date of the Purchase Period; provided, however, that no individual shall be eligible to effect a purchase at any time if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of Common Stock of the Company, any Parent and any Subsidiary then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of the Company or any Subsidiary.

5. Stock.  The total number of shares of Common Stock which may be purchased under the Plan shall not exceed in the aggregate 1,000,000 shares. Such shares shall be shares that the Company has reacquired in the open market or otherwise for purposes of the Plan or which are otherwise held in treasury.

6. Number of Shares That an Employee May Purchase.

(a) An eligible Employee may elect to purchase through payroll deductions during a Purchase Period a number of whole shares of Common Stock determined by the Administrator from time to time.

(b) The number of whole shares of Common Stock that a participating Employee may purchase on the Expiration Date shall be determined by dividing the Employee’s contributions accumulated during the Purchase Period and retained in the Employee’s account as of the Expiration Date by the applicable purchase price; provided, however, that the purchase shall be subject to the limitations set forth in this Section 6.

(c) The Company reserves the right to limit the maximum amount of stock which an eligible Employee may purchase, provided that the limit will be determined on the basis of a uniform relationship to all eligible Employees’ basic or regular rate of compensation, or will be a fixed maximum amount of stock that any Employee may purchase under the Plan.

(d) Notwithstanding the foregoing provisions of the Plan, no eligible Employee may be granted a Purchase Right to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company, its Parents and Subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time the option is granted) for each calendar year in which the Purchase Right is outstanding at any time.

7. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement and any other required documents provided by the Company and submitting them in the form and manner designated by the Company.

(b) Unless otherwise determined by the Company, payroll deductions in respect of a Purchase Period shall commence on the first full payroll period beginning on or after the Grant Date and shall end on the last payroll period ending prior to the Expiration Date, unless sooner terminated by the participating Employee as provided in Section 10.

8. Method of Payment of Contributions.

(a) A participating Employee shall elect to have payroll deductions made on each payday during the Purchase Period in whole dollar amounts from twenty-five dollars ($25) to, and not exceeding, two thousand eighty-three dollars ($2,083) per Purchase Period; provided, however, that if the Purchase Period is other than one (1) month, the preceding limitation shall be adjusted such that on an annual basis (prorated for the actual Purchase Period) the maximum limit on the Purchase Right during any calendar year shall not exceed the lesser of the limitations set forth Section 6(c) or (d) above. All payroll deductions made by a participating Employee shall be credited to his or her account under the Plan. A participating Employee may not make any additional payments into such account. A participating Employee’s subscription agreement will remain in effect for successive Purchase Periods unless terminated as provided in Section 10 hereof.

(b) A participating Employee may discontinue his or her participation in the Plan as provided in Section 10, or, subject to the Purchase Period dollar limitation in Section 6(a), may increase or decrease the rate of his or her payroll deductions during the Purchase Period by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator; provided, however, that a participant may only make one payroll deduction change during each Purchase Period. If a participant has not followed the procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Purchase Period and future Purchase Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Purchase Period. Any change in payroll deduction rate made pursuant to this Section 6(b) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6 hereof, the Company may cause a participant’s payroll deductions to be decreased in respect of a Purchase Period to zero dollars (0.00%).

(d) The Administrator may, in its discretion, permit a participating Employee to purchase shares of Common Stock on the Expiration Date of any Purchase Period, in accordance with procedures established by the Administrator, through payment by check or money order (a “supplemental purchase”). Each such supplemental purchase shall be for a minimum of one hundred dollars ($100), to a maximum of the limitation in Section 8(a) above reduced by the amount of the participant’s payroll deductions, if any, for such Purchase Period.

9. Exercise of Purchase Rights.  Unless a participating Employee withdraws from the Plan as provided in Section 10, his or her right to purchase whole shares in any Purchase Period will be exercised automatically on each Expiration Date, and the maximum number of whole shares subject to the Purchase Right will be purchased at the applicable purchase price with the accumulated contributions in his or her account.

10. Voluntary Withdrawals; Termination of Employment.

(a) A participating Employee may withdraw all but not less than all the contributions credited to his or her account under the Plan at any time prior to the Expiration Date of a Purchase Period by notifying the Company in the form and manner designated by the Company. All of the participating Employee’s contributions credited to his or her account will be paid to him or her not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Purchase Period will be automatically terminated, and no further contributions for the purchase of Common Stock will be permitted or made during that period.

(b) Upon termination of the participating Employee’s Continuous Status as an Employee prior to the Expiration Date of a Purchase Period for any reason, whether voluntary or involuntary, including retirement or death, the contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the Employee’s estate, and his or her Purchase Right will be automatically terminated.

(c) A participating Employee’s withdrawal during a Purchase Period will not have any effect upon his or her eligibility to participate in a succeeding Purchase Period or in any similar plan that may hereafter be adopted by the Company.

11. Terms and Conditions.

(a) General:

The purchase terms of a Purchase Period shall be in the form as the Administrator shall from time to time approve, and shall contain the terms and conditions as the Administrator shall prescribe which are not inconsistent with the Plan.

(b) Purchase Price:

The Administrator shall establish the purchase price per share for each Purchase Period but in no event will the purchase price per share be less than 85% of the Fair Market Value of a share of Common Stock on the Expiration Date.

(c) Term:

Each Purchase Period shall commence on the Grant Date and terminate, subject to earlier termination by the Administrator, on the Expiration Date. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Purchase Period shall have a Grant Date coincident with the first day of a payroll period and an Expiration Date coincident with the last day of such payroll period.

(d) Employee’s Purchase Directions:

At the conclusion of the Purchase Period, each participant Employee shall purchase all of the whole shares purchasable in such Purchase Period with the contributions credited to such Employee’s account unless such Employee shall, in the manner provided for by the Administrator pursuant to this Plan, notify the Company as set forth in Section 10 that the Employee does not desire to purchase any of such shares.

(e) Resale Restrictions.

Unless waived by the Company under this Plan, or otherwise as determined by the Company, no shares purchased under this Plan may be sold, hypothecated or otherwise transferred until one year after the date of purchase other than by will, by the laws of descent and distribution, by transfer to a trust where under Section 671 of the Code and other applicable laws the participant Employee is considered the sole beneficial owner of such shares while it is held in trust, or by transfer to a testamentary trust in which member’s of the participant Employee’s Immediate Family have a beneficial interest of more than 50% and that provides that such shares are to be transferred to the beneficiaries upon the Employee’s death, and each share certificate shall bear notice of such restriction. For purposes of this paragraph, “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the participant Employee’s household (other than a tenant or employee). All resale restrictions shall lapse upon a tender offer for more than 15% of the Company’s outstanding shares initiated by the Company or upon a Change in Control.

(f) Assignability:

No rights hereunder shall be assignable or transferable.

(g) Employee’s Agreement:

If, at the time of the purchase of shares which are covered by a Purchase Right, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such shares shall agree that such Employee will purchase such shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

(h) Rights as a Shareholder:

An Employee who has been granted one or more Purchase Rights hereunder shall have no rights as a shareholder with respect to shares covered by any such Purchase Rights until the date of the issuance of the shares to the Employee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of shares of Common Stock, subject to the rules generally applicable to such system.

(i) Interest:

No interest shall accrue on payroll deductions made under or pursuant to the Plan or during any Purchase Period.

12. Term of Plan.  No Purchase Rights shall be granted after June 30, 2012.

13. Amendments.  The Plan is wholly discretionary in nature. As such, the Board may, in its sole discretion, from time to time alter, amend, suspend, or discontinue the Plan or alter or amend any and all Purchase Rights or terminate any Purchase Period; provided, however, that no such action of the Board may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement with which the Administrator has determined it is necessary or advisable to have the Company comply. Subject to the limitations in this Section 13 relating to shareholder approval, the Administrator may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or its participants hereunder. Further, in the event the Administrator determines that the ongoing operation of the Plan may result in any unfavorable financial accounting consequence, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate any such accounting consequence.

14. Application of Funds.  The proceeds received by the Company from the sale of the Common Stock under the Plan will be used for general corporate purposes.

15. Governing Law.  The Plan and the purchase of shares of Common Stock under the Plan shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its choice of law rules.

16. Additional Restrictions of Rule 16b-3.  The terms and conditions of Purchase Rights granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 thereunder. The Plan shall be deemed to contain, all Purchase Rights shall contain, and the shares of Common Stock issued upon exercise of Purchase Rights shall be subject to, such additional conditions and restrictions as may be required by such Rule 16b-3 to qualify for the maximum exemption from such Section 16 with respect to Plan transactions.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A     Election of Directors     PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 — Rick L. Burdick	☐	☐

02 — Steven L. Gerard	☐	☐
B     Issues
The Board of Directors recommends a vote FOR the following proposals:

		For	Against	Abstain
2.	Approval of the 2007 Employee Stock Purchase Plan.	☐	☐	☐

3.	Upon such other business as may properly come before said meeting, or any adjournment thereof.	☐	☐	☐
C     Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign EXACTLY as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy — CBIZ, Inc.

2007 Annual Meeting
Park Center Plaza I
6100 Oak Tree Boulevard South, Lower Level
Cleveland, Ohio 44131
Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2007
Joseph S. DiMartino and Donald V. Weir or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of CBIZ, Inc. to be held on May 17, 2007, or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of Rick L. Burdick and Steven L. Gerard; FOR Item 2, the approval of the 2007 Employee Stock Purchase Plan; and FOR Item 3, such other business as may properly come before the Annual Meeting.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Continued and to be voted on reverse side.)
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the telephone (within U.S. and Canada)

To vote using the Internet

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.
•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Enter the information requested on your computer screen and follow the simple instructions.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 17, 2007.
THANK YOU FOR VOTING